Prospectus
November 14, 2014

Global X GF China Bond ETF
NYSE Arca, Inc.: CHNB

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
Shares in the Fund are not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other agency of the U.S. Government nor are shares deposits or obligations of any bank. Such shares in the Fund involve investment risks, including the loss of principal.

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FUND SUMMARY
Global X GF China Bond ETF
Ticker: CHNB Exchange: NYSE Arca, Inc.
INVESTMENT OBJECTIVE
The Global X GF China Bond ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P China Composite Select Bond Index (“Underlying Index”).
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.48%
Distribution and Service (12b-1) Fees:	None
Other Expenses (Custody Fees):[1]	0.10%
Total Annual Fund Operating Expenses:	0.58%
Expense Reimbursement and/or Fee Waiver:	(0.08)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement:[2]	0.50%
1     “Other Expenses” reflect estimated expenses for the Fund's first fiscal year of operations.
2 Pursuant to an Expense Limitation Agreement, Global X Management Company LLC, the investment adviser for the Fund ("Adviser"), has agreed to waive or reimburse fees and/or limit Fund expenses to the extent necessary to assure that the operating expenses of the Fund (exclusive of taxes, brokerage fees, commissions, and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses)) will not exceed 0.50% of the Fund’s average daily net assets per year until at least November 30, 2015. Pursuant to the Expense Limitation Agreement, the Fund (at a later date) may reimburse the Adviser for the fees and expenses it waived or reimbursed and/or limited pursuant to the Expense Limitation Agreement during any of the prior three fiscal years, provided that, among other things, any reimbursement made to the Adviser does not cause Total Annual Fund Operating Expenses of the Fund to exceed 0.50% during the period in which it is paid and the Board of Trustees has approved in advance such reimbursement to the Adviser.
Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$51	$178
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. Because the Fund is newly organized, no portfolio turnover figures are available for the Fund.
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in securities that comprise the Underlying Index. The Underlying Index is comprised of Chinese Renminbi (“RMB”)-denominated bonds ("RMB Bonds") that are issued or distributed

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within mainland People’s Republic of China (“China or the “PRC”). The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.
The Underlying Index is designed to provide exposure to RMB-denominated bonds that are issued or distributed within mainland China. The Underlying Index, strictly in accordance with its guidelines and mandated procedures, includes securities with a minimum maturity of one year and with an outstanding principal amount of RMB 1 billion. The Underlying Index is composed of RMB denominated bonds issued by governments, agencies, and Central State-Owned Enterprises (CSOEs). The Fund’s investment objective and Underlying Index may be changed without shareholder approval.
The Fund will seek to achieve its investment objective by primarily investing directly in Chinese bonds issued or distributed in the PRC. Because the Fund does not satisfy the criteria to qualify as a Renminbi Qualified Foreign Institutional Investor ("RQFII") or Qualified Foreign Institutional Investor ("QFII") itself, the Fund intends to invest directly in RMB-denominated bonds via the RQFII quota of the Fund’s sub-adviser, GF International Investment Management Limited ("GFIIM" or “Sub-Adviser”). The Sub-Adviser has obtained RQFII status and has been granted an RQFII quota of at least 500 Million RMB (“RQFII quota”), which the Sub-Adviser will use all or a portion of to invest the portion of the Fund’s assets allocated to it by the Adviser in RMB-denominated bonds. At such time that the Sub-Adviser has utilized its entire RQFII quota, the Sub-Adviser may, subject to applicable regulations, apply for an increase of the RQFII quota. Assets not allocated to the Sub-Adviser for investment directly in RMB-denominated bonds will be managed by the Adviser.
The Underlying Index is sponsored by an organization ("Index Provider") that is independent of the Fund, Adviser and Sub-Adviser. The Adviser will use a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund's Index Provider is S&P Dow Jones Indicies LLC, a subsidiary of McGraw Hill Financial, Inc.
Because of the practical difficulties and expense of purchasing all of the securities in the Index, the Fund does not expect to purchase all of the securities in the Index. Instead, the Adviser will utilize a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds in the Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the Index.
The Adviser expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.
The Fund will concentrate its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. Currently, the Underlying Index is concentrated in Chinese bonds in the financial sector.
SUMMARY OF PRINCIPAL RISKS
Investors in the Fund should be willing to accept high degree of volatility in the price of the Fund’s shares and the possibility of significant losses.
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").
Asian Economic Risk: Decreasing Asian imports, new trade regulations, changes in exchange rates, a recession in Asia or a slowing of economic growth in this region could have an adverse impact on the economy of China.
Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

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Cash Transactions Risk: Unlike most other ETFs, the Fund expects to effect all of its creations and redemptions for cash, rather than in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.
Chinese Banking Industry Risk: The Chinese banking industry is a highly regulated industry and is subject to laws and regulations touching all aspects of the banking business. The principal regulators include the China Banking Regulatory Commission (“CBRC”) and the People’s Bank of China (“PBOC”). These regulators are given wide discretion in exercising their authority. The banking regulatory regime in China is currently undergoing significant changes, including changes in laws and regulations, as it moves toward a more transparent regulatory process. Some of these changes may have an adverse impact on the performance of Chinese banks that issued RMB Bonds and thus may adversely affect their capacity to honor their commitments under the RMB Bonds to the holders of such bonds, which may include the Fund.
Concentration Risk: Because the Fund's investments are concentrated in Chinese bonds that are concentrated in the financials sector, the Fund will be susceptible to loss due to adverse occurrences affecting this country and sector.
Credit Risk: Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations. Bonds are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase, which may adversely affect the value of the security.
Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if China's currency depreciates against the U.S. dollar.
Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.
Emerging Market Risk: China is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets.
Foreign Security Risk: RMB bonds are issued by foreign issuers. Investments in the securities of foreign issuers are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security is traded. The Fund may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund is specifically exposed to Asian Economic Risk.
Geographic Risk: A natural disaster could occur in China, which could affect the economy or particular business operations of companies economically tied to China.
Index Tracking Risk: The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). Because the Fund bears the costs and risks associated with buying and selling securities while such costs are not factored into the return of the Index, the Fund’s return may deviate significantly from the return of the Index. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions or pay expenses. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index. To the extent the Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected.
Interest Rate Risk: Bonds are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most bonds go down. When the general level of interest rates goes down, the prices of most bonds go up.

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The historically low interest rate environment increases the risk associated with rising interest rates. In addition, bonds with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than bonds with shorter durations.
Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.
Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.
Market Risk: The prices of the securities in the Fund are subject to the risk associated with investing in bonds, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.
Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.
New Adviser Risk: GFIIM is a newly registered investment adviser and has not previously advised a registered investment company.
Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.
Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.
Premium/Discount Risk: Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.
Privatization Risk: China has begun a process of privatizing certain entities and industries. Privatized entities may lose money or be re-nationalized.
Regulatory Risk: Changes in the law in the United States or China could result in the inability of the Fund to operate as intended and negatively affect the Fund and its shareholders.
Reliance on Trading Partners Risk: The Fund invests in an economy that is heavily dependent upon trading with key partners. Any reduction in this trading, including as a result of adverse economic conditions in a trading partner’s economy, may cause an adverse impact on the economy in which the Fund invests. As a result of trading partners risk, the Fund is particularly exposed to U.S. Economic Risk.
Replication Management Risk: An investment in the Fund involves risks similar to those of investing in any bond fund, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Risks Related to Investing in the Financial Sector: The financial services sector includes companies engaged in banking, commercial and consumer finance, investment banking, brokerage, asset management, custody or insurance. Because as currently constituted the Index is concentrated in the financial services sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates and by loan losses, which usually increase in economic downturns. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework.

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Furthermore, increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions. Recent developments in the credit markets have caused companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.
Risks Related to the RQFII Regime and Investing in RMB Bonds: As of the date of this Prospectus, more than 80% of the Index was comprised of RMB Bonds. The Fund intends to invest directly in RMB Bonds through the Sub-Adviser’s RQFII quota. Because the Fund will not be able to invest directly in RMB Bonds in excess of the Sub-Adviser’s RQFII quota, the size of the Fund’s direct investment in RMB Bonds may be limited. In addition, the RQFII quota of the Sub-Adviser may be reduced or revoked by the Chinese regulators if, among other things, the Sub-Adviser fails to observe SAFE and other applicable Chinese regulations. The Fund cannot predict what would occur if the RQFII quota of the Sub-Adviser or RQFII or QFII quotas generally were reduced or eliminated, although such an occurrence would likely have a material adverse effect on the Fund, including the requirement that the Fund dispose of certain or all of its RMB Bond holdings. Therefore, any such reduction or elimination may have a material adverse effect on the ability of the Fund to achieve its investment objective. If the Fund is unable to obtain sufficient exposure to the performance of RMB Bonds due to the limited availability of the Sub-Adviser’s RQFII quota or other investments, the Fund could, among other things, as a defensive measure limit or suspend creations until the Adviser and/or the Sub-Adviser determine that the requisite exposure to the RMB Bonds is obtainable. During the period that creations are suspended, the Fund could trade at a significant premium or discount to its net asset value (“NAV”) and could experience substantial redemptions.
The RMB Bond market is volatile with a risk of suspension of trading in a particular security or government intervention. Securities on the RMB Bond market, including securities in the Index, may be suspended from trading without an indication of how long the suspension will last, which may impair the liquidity of such securities. The regulations which regulate investments by RQFIIs in the PRC and the repatriation of capital from RQFII investments are relatively new. The application and interpretation of such investment regulations are therefore relatively untested and there is no certainty as to how they will be applied. The PRC authorities and regulators have been given wide discretion in such investment regulations and there is no precedent or certainty as to how such discretion may be exercised now or in the future. The application and interpretation of such investment regulations may adversely affect the Fund. In addition, there are custody risks associated with investing through a RQFII, where due to requirements regarding establishing a custody account in the joint names of the Fund and the Sub-Adviser the Fund’s assets may not be as well protected from the claims of creditors than if the Fund had an account in its name only.
Specific rules governing taxes on capital gains derived by RQFIIs and QFIIs from the trading of PRC securities have yet to be announced. In the absence of specific rules, the tax treatment of the Fund’s investments in RMB Bonds through the Sub-Adviser’s RQFII quota should be governed by the general PRC tax provisions and provisions applicable to RQFIIs. Under these provisions, the Fund is generally subject to a tax of 10% on any dividends, distributions and interest it receives from its investment in PRC securities. In addition, a nonresident enterprise is subject to withholding tax at a rate of 10% on its capital gains. However, it is unclear if this tax will be applied to investments by an RQFII such as the Sub-Adviser or what the methodology for calculating or collecting the tax will be. Withholding taxes on dividends, interest and capital gains may be taxed at a reduced rate under an applicable tax treaty, but the application of such treaties for an RQFII acting on behalf of a foreign investor (i.e., the Sub-Adviser acting on behalf of the Fund) is also uncertain. It is also unclear how China’s business tax may apply to activities of an RQFII such as the Sub-Adviser and how such application may be affected by tax treaty provisions. The current PRC tax laws and regulations may be revised or amended in the future, and may be applied retroactively. Any revision or amendment in tax laws and regulations may adversely affect the Fund. In light of this uncertainty, the Fund plans to reserve 10% of its realized and unrealized gains from its RMB Bond investments to meet any potential withholding tax liability. This reserve may turn out to be excessive or inadequate in light of the Fund’s actual tax liabilities. The tax reserve will be reflected in the Fund’s daily NAV calculations as a deduction from the Fund’s NAV. Therefore, if the Fund’s tax reserve turns out to be excessive or inadequate and the Fund’s tax reserve and related deduction from NAV is modified accordingly, this will work to the benefit or detriment, respectively, of the Fund’s existing shareholders at the time the uncertainty surrounding the Fund’s tax liabilities is resolved. The Fund may also be liable to the Sub-Adviser for any tax that is imposed on the Sub-Adviser by the PRC with respect to the Fund’s investments.
The Sub-Adviser, as a licensed RQFII, is currently permitted to repatriate RMB daily and is not subject to RMB repatriation restrictions or prior approval. However, there is no assurance that RQFIIs may not be subject to restrictions

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or prior approval requirements in the future. Any additional restrictions imposed on the Sub-Adviser or RQFIIs generally may have an adverse effect on the Fund’s ability to invest directly in RMB Bonds and its ability to meet redemption requests. If the Fund’s direct investments in RMB Bonds through the Sub-Adviser’s RQFII quota become subject to repatriation restrictions, the Fund may be unable to satisfy distribution requirements applicable to registered investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and be subject to income and excise tax at the Fund level. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions before re-qualifying for taxation as a RIC. See the prospectus under “Shareholder Information—Tax Information—Taxes on Distributions” for more information. The Fund may elect, for U.S. federal income tax purposes, to treat Chinese taxes (including withholding taxes) paid by the Fund as paid by its shareholders. Even if the Fund is qualified to make that election and does so this treatment will not apply with respect to amounts the Fund reserves in anticipation of the imposition of withholding taxes not currently in effect (as discussed above). If these amounts are used to pay any tax liability of the Fund in a later year, they will be treated as paid by the shareholders in such later year, even if they are imposed with respect to income of an earlier year. See the prospectus under “Shareholder Information—Tax Information” for a further description of this risk.
Risks Related to Investing in China: The Fund will seek to achieve its investment objective by primarily investing directly in Chinese RMB Bonds. Investing in Chinese securities involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, (i) the small size of the market for Chinese securities and the low volume of trading, resulting in lack of liquidity and in price volatility, (ii) currency devaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers, (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) market volatility caused by any potential regional or territorial conflicts or natural disasters and (x) the risk of increased trade tariffs, embargoes and other trade limitations.
The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, interest rates, allocation of resources and capital reinvestment, among others. The Chinese central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, previously the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well, potentially having a significant adverse effect on economic conditions in China.
The Chinese securities markets are emerging markets characterized by relatively low trading volume, resulting in substantially less liquidity and greater price volatility. There is also less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the United States. Accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be made. In addition, less information may be available to the Fund and other investors than would be the case if the Fund’s investments were restricted to securities of U.S. issuers. There is also generally less governmental regulation of the securities industry in China, and less enforcement of regulatory provisions relating thereto, than in the United States. Moreover, it may be more difficult to obtain a judgment in a court outside the United States. Mainland China’s legal system is based on statutes enacted by various state bodies dealing with economic matters such as foreign investment, company organization and governance, taxation and trade. These laws are quite recent with published court opinions based on these being limited and non-binding. This makes the interpretation and enforcement of these laws and regulations uncertain. With respect to laws pertaining to bankruptcy proceedings, such laws in mainland China are generally less developed than and different from such laws in the United States. Therefore, bankruptcy proceedings can take more time to resolve than similar proceedings in the United States and results can be unpredictable. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund.

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The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. In addition, the Chinese economy is export-driven and highly reliant on trade. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund’s investments. Moreover, the current major slowdown in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact the Fund’s investments.
Emerging markets such as China can experience high rates of inflation, deflation and currency devaluation. The value of RMB may be subject to a high degree of fluctuation due to, among other things, changes in interest rates, the effects of monetary policies issued by the PRC, the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The Fund invests a significant portion of its assets in investments denominated in RMB and the income received by the Fund will principally be in RMB. The Fund’s exposure to RMB and changes in value of RMB versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and RMB. RMB is currently not a freely convertible currency. The Chinese government places strict regulation on RMB and sets the value of RMB to levels dependent on the value of the U.S. dollar, but the Chinese government has been under pressure to manage the currency in a less restrictive fashion so that it is less correlated to the U.S. dollar. The Chinese government’s imposition of restrictions on the repatriation of RMB out of mainland China may limit the depth of the offshore RMB market and reduce the liquidity of the Fund’s investments. There may not be sufficient amounts of RMB for the Fund to be fully invested because the Fund has to convert U.S. dollars received from the purchase of Creation Units (defined herein) into RMB to purchase RMB denominated investments. As a result, these restrictions may adversely affect the Fund and its investments.
Sampling Risk: The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. Conversely, a positive development relating to an issuer of securities in the Index that is not held by the Fund could cause the Fund to underperform the Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Securities Market Risk: Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because many foreign securities markets may be limited in size, the prices of securities that trade in such markets may be influenced by large traders. Certain foreign markets that have historically been considered relatively stable may become volatile in response to changed conditions or new developments. Increased interconnectivity of world economies and financial markets increases the possibility that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore, not all material information may be available or reliable. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. The Fund may invest in shares of foreign investment companies, including Hong Kong-listed ETFs, the shares of which are listed and traded primarily on a foreign securities exchange. The Fund as an investor in a foreign fund may not be afforded the same investor protections that are provided by the U.S. federal securities laws. The Fund may also invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. In addition, the Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute shareholder communications.
Sovereign Bond Risk: Investments in sovereign bonds involves special risks not present in corporate bonds. The governmental authority that controls the repayment of the bonds may be unable or unwilling to make interest payments and/or repay the principal on its bond or to otherwise honor its obligations. If an issuer of sovereign bonds defaults on payments of principal and/or interest, the Fund may have limited recourse against the issuer. During periods of economic uncertainty, the market prices of bonds, and the Fund’s net asset value (“NAV”), may be more volatile than prices of corporate bond, which has resulted in losses to the holders of such debt.

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Subordinated Obligations Risk: Payments under some RMB Bonds may be structurally subordinated to all existing and future liabilities and obligations of each of the respective subsidiaries and associated companies of an issuer of a RMB Bond. Claims of creditors of such subsidiaries and associated companies will have priority as to the assets of such subsidiaries and associated companies over the issuer and its creditors, including the Fund, who seek to enforce the RMB Bond. Certain RMB Bonds do not contain any restrictions on the ability of the subsidiaries of the issuers to incur additional unsecured indebtedness.
Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.
U.S. Economic Risk: Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates, a recession in the United States or continued increases in foreclosures rates may have an adverse impact on the economy of China.
Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.
PERFORMANCE INFORMATION
Because the Fund is newly organized, no bar chart or Average Annual Total Returns table is included for the Fund.
FUND MANAGEMENT
Investment Adviser for the Fund: Global X Management Company LLC.
Sub-Adviser for the Fund: GF International Investment Management Limited.
Portfolio Manager for the Fund: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga, Chang Kim, CFA, and Yuke Wang (“Portfolio Managers”). Messrs. del Ama, Gonzalez, Berruga, Kim and Wang have been Portfolio Managers of the Fund since inception.
PURCHASE AND SALE OF FUND SHARES
Shares will be listed and traded at market prices on an exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because exchange-traded fund shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. ("Distributor"), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks of 25,000 Shares or multiples thereof ("Creation Units"). The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies each Business Day.
TAX INFORMATION
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account ("IRA").
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Adviser and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of the Fund Shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND’S STRATEGIES AND RISKS
ADDITIONAL STRATEGIES
In addition to the investment strategies discussed above under Fund Summaries—Principal Investment Strategies, the Fund may use the following investment strategies:
Derivative Instruments, Cash or Bonds not included in the Underlying Index: The Fund may invest up to 20% of its assets in (i) certain futures, options and swap contracts (which may be leveraged and are considered derivatives), (ii) cash and cash equivalents and (iii) stocks not included in the Underlying Index, provided, in each case, that the Adviser believes the instrument will help the Fund track the Underlying Index.
Leverage: The Fund may borrow money from a bank as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Specifically, the Fund may borrow money at fiscal quarter ends to maintain the required level of diversification to qualify as a “regulated investment company” (“RIC”) for purposes of the Internal Revenue Code of 1986, as amended (“Code”).
ADDITIONAL RISK INFORMATION
The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund's NAV, trading price, yield, total return and/or its ability to meet its objectives.
Asian Economic Risk
Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one Asian country can have a significant economic effect on the entire Asian region and any adverse events in the Asian markets may have a significant adverse effect on companies in with a Fund invests.
Asset Class Risk
The returns from the types of securities in which the Fund invests may under-perform returns from the various general securities markets or different asset classes. The bonds in the Underlying Indexes may under-perform fixed income investments and stock market investments that track other markets, segments and sectors. Different types of securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets.
Cash Transactions Risk
Unlike most exchange-traded funds, this Fund intends to effect all creations and redemptions principally for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the Fund level. Because the Fund currently intends to affect all redemptions principally for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs.
Chinese Banking Industry Risk
The Chinese banking industry is a highly regulated industry and is subject to laws and regulations touching all aspects of the banking business. The principal regulators include the China Banking Regulatory Commission (“CBRC”) and the People’s Bank of China (“PBOC”). These regulators are given wide discretion in exercising their authority. The banking regulatory regime in China is currently undergoing significant changes, including changes in laws and regulations, as it moves toward a more transparent regulatory process. Some of these changes may have an adverse

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impact on the performance of Chinese banks that issued RMB Bonds and thus may adversely affect their capacity to honor their commitments under the RMB Bonds to the holders of such bonds, which may include the Fund.
Credit Risk
Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations. Bonds are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase, which may adversely affect the value of the security.
Concentration Risk
To the extent that its Underlying Index or portfolio is concentrated in the securities of companies in a particular country, market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Counterparty Risk
Counterparty risk is the risk that a counterparty to a swap contract or other similar investment instrument may default on its payment obligation to the Fund. Such a default may cause the value of an investment in the Fund to decrease.
Currency Risk
Currency risk is the potential for price fluctuations in the dollar value of foreign securities because of changing currency exchange rates. Because the Fund NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund holdings goes up.
Custody Risk
Custody risk refers to risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of custody problems occurring.
Derivatives Risk
Derivatives risk is the risk that loss may result from the Fund’s investments in options, futures and swap contracts, which may be leveraged and are types of derivatives. Investments in leveraged instruments may result in losses exceeding the amounts invested. The Fund may use these instruments to help it track its Underlying Index. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.
Emerging Market Risk
Emerging market risk is the risk that the securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries, as has historically been the case.
The risks of foreign investment are heightened when the issuer is located in an emerging country. The Fund purchase and sale of portfolio securities may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Adviser, its affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.
Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees, which may limit investment in such countries or increase the administrative costs of such investments. In addition,

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certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents.
Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Many emerging markets have experienced strained international relations due to border disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets and may adversely affect the performance of these economies. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other emerging market countries.
The Fund investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.
Settlement and clearance procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement, clearance or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund inability to complete its contractual obligations because of theft or other reasons. In addition, local agents and depositories are subject to local standards of care that may not be as rigorous as developed countries. Governments and other groups may also require local agents to hold securities in depositories that are not subject to independent verification. The less developed a country’s securities market, the greater the risk to the Fund.
The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.
The Fund use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, all or a significant portion of the Fund’ currency exposure in emerging countries may not be covered by such instruments.
Foreign Security Risk
Fund assets are primarily invested within the bond markets of countries outside of the U.S. These markets are subject to special risks associated with foreign investment including, but not limited to: lower levels of liquidity and market efficiency; greater securities price volatility; exchange rate fluctuations and exchange controls; less availability of public information about issuers; limitations on foreign ownership of securities; imposition of withholding or other taxes; imposition of restrictions on the expatriation of the assets of the Fund; higher transaction and custody costs and delays in settlement procedures; difficulties in enforcing contractual obligations; lower levels of regulation of the securities market; and weaker accounting, disclosure and reporting requirements. Shareholder rights under the laws of

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some foreign countries may not be as favorable as U.S. laws. Thus, a shareholder may have more difficulty in asserting its rights or enforcing a judgment against a foreign company than a shareholder of a comparable U.S. company. Investment of more than 25% of the Fund total assets in securities located in one country or region will subject the Fund to increased country or region risk with respect to that country or region.
Geographic Risk
Geographic risk is the risk that the Fund's assets may be concentrated in countries located in the same geographic region. This concentration will subject the Fund to risks associated with that particular region, such as a natural disaster.
Index Tracking Risk
The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). Because the Fund bears the costs and risks associated with buying and selling securities while such costs are not factored into the return of the Index, the Fund’s return may deviate significantly from the return of the Index. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions or pay expenses. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index. To the extent the Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected.
Interest Rate Risk
Bonds are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most bonds go down. When the general level of interest rates goes down, the prices of most bonds go up. The historically low interest rate environment increases the risk associated with rising interest rates. In addition, bonds with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than bonds with shorter durations.
Issuer Risk
Issuer risk is the risk that any of the individual companies that the Fund invests in may perform badly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends which would also cause their valuations to decline.
Leverage Risk
The Fund (i) may invest up to 20% of its assets in certain futures, options and swap contracts, and (ii) borrow money at fiscal quarter ends to maintain the required level of diversification to qualify as a RIC for purposes of the Code. As a result, the Fund may be exposed to the risks of leverage, which may be considered a speculative investment technique. Leverage magnifies the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our Fund. If the value of the Fund's assets increases, then leveraging would cause the Fund's net asset value to increase more sharply than it would have had the Fund not leveraged. Conversely, if the value of the Fund's assets decreases, leveraging would cause the Fund's NAV to decline more sharply than it otherwise would have had the Fund not leveraged. The Fund may incur additional expenses in connection with borrowings.
Management Risk
The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. Therefore, the Fund is subject to management risk. That is, the Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. The ability of the Adviser to successfully implement the Fund investment strategies will influence the Fund's performance significantly.

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The Fund is not actively managed. The Fund may be affected by a general decline in the market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, it’s Underlying Index regardless of their investment merit. The Adviser do not attempt to take defensive positions in declining markets.
Market Risk
Market risk is the risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in the Fund's NAV in response to market movements, and over longer periods during market downturns.
Market Trading Risks
Absence of Active Market
Although Shares are or will be listed for trading on a U.S. exchange and may be listed on certain foreign exchanges, there can be no assurance that an active trading market for such Shares will develop or be maintained.
Lack of Market Liquidity
Secondary market trading in Shares may be halted by an exchange because of market conditions or for other reasons. In addition, trading in Shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of Shares will continue to be met or will remain unchanged.
Risks of Secondary Listings
The Fund’s Shares may be listed or traded on U.S. and non-U.S. exchanges other than the U.S. exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund’s Shares will continue to trade on any such exchange or in any market or that the Fund’s Shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s Shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk
Shares of the Fund may trade in the secondary market on days when the Fund does not accept orders to purchase or redeem Shares. On such days, Shares may trade in the secondary market with more significant premiums or discounts than might be experienced on days when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund Shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund Shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund Shares will continue to be met or will remain unchanged.
Shares of the Fund May Trade at Prices Other Than NAV
Shares of the Fund may trade at, above or below their NAV. The per share NAV of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The trading prices of Shares will fluctuate in accordance with changes in its NAV as well as market supply and demand. The trading prices of the Fund's Shares may deviate significantly from NAV during periods of market volatility. Any of these factions may lead to the Fund's Shares trading at a premium or discount to NAV. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund's NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

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Since foreign exchanges may be open on days when the Fund does not price Shares, the value of the securities in the Fund portfolio may change on days when shareholders will not be able to purchase or sell Shares.
Costs of Buying or Selling Fund Shares
Buying or selling Fund Shares involves two types of costs that apply to all securities transactions. When buying or selling Shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund Shares (the "bid" price) and the market price at which they are willing to sell Fund Shares (the "ask" price). Because of the costs inherent in buying or selling Fund Shares, frequent trading may detract significantly from investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.
Non-Diversification Risk
The Fund is classified as “non-diversified.” This means that the Fund may invest most of its assets in securities issued by or representing a small number of companies. As a result, the Fund may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.
Passive Investment Risk
The Fund is not actively managed and may be affected by a general decline in market segments relating to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index regardless of their investment merits. The Adviser does not attempt to take defensive positions in declining markets.
Privatization Risk
China has begun a process of privatizing certain entities and industries. Privatized entities may lose money or be re-nationalized.
Qualification as a Regulated Investment Company
The Fund must meet a number of diversification requirements to qualify as a “regulated investment company” (“RIC”) under Section 851 of the Internal Revenue Code and, if qualified, to continue to qualify. If the Fund experiences difficulty in meeting those requirements for any fiscal quarter, it might accelerate borrowings in order to increase the portion of the Fund’s total assets represented by cash, cash items, and U.S. government securities shortly thereafter and as of the close of the following fiscal quarter to attempt to meet the requirements. However, the Fund may incur additional expenses in connection with any such accelerated borrowings, and increased investments by the Fund in cash, cash items, and U.S. government securities (whether the funds to make such investments are derived from accelerated borrowings) are likely to reduce the Fund’s return to investors.
Regulatory Risk
Changes in the law in the United States or China could result in the inability of the Fund to operate as intended and negatively affect the Fund and its shareholders.
Reliance on Trading Partners Risk
The Fund invests in an economy that is heavily dependent upon trading with key partners. Any reduction in this trading, including as a result of adverse economic conditions in a trading partner’s economy, may cause an adverse impact on the economy in which the Fund invests. As a result of trading partners risk, the Fund is particularly exposed to U.S. Economic Risk.
Replication Management Risk
An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

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Risks Related to Investing in China
The Chinese economy is subject to a considerable degree of economic, political and social instability.
Political and Social Risk
The Chinese government is authoritarian and has periodically used force to suppress civil dissent. Disparities of wealth and the pace of economic liberalization may lead to social turmoil, violence and labor unrest. In addition, China continues to experience disagreements related to integration with Hong Kong and religious and nationalist disputes in Tibet and Xinjiang. Unanticipated political or social developments may result in sudden and significant investment losses.
Heavy Government Control and Regulations
The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. There can be no assurance these reforms will continue or that they will be effective. Despite recent reform and privatizations, heavy regulation of investment and industry is still pervasive and the Chinese government may restrict foreign ownership of Chinese corporations and repatriation of assets.
The Chinese economy has grown rapidly during the past several years and there is no assurance that this growth rate will be maintained. China may experience substantial rates of inflation or economic recessions, causing a negative effect on the economy and securities market. Delays in enterprise restructuring, slow development of well-functioning financial markets and widespread corruption have also hindered performance of the Chinese economy and China continues to receive substantial pressure from trading partners to liberalize official currency exchange rates.
If any of China’s primary trading partners, such as the United States, the European Union, Japan and South Korea, were to experience adverse economic conditions, the demand for Chinese exports could be reduced and this would adversely impact the Chinese economy. The performance of the Chinese economy may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.
Expropriation Risk
The Chinese government maintains a major role in economic policy making and investing in China involves risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.
Hong Kong Political Risk
Hong Kong reverted to Chinese sovereignty on July 1, 1997 as a Special Administrative Region (SAR) of the People’s Republic of China under the principle of “one country, two systems.” Although China is obligated to maintain the current capitalist economic and social system of Hong Kong through June 30, 2047, the continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of China. Any attempt by China to tighten its control over Hong Kong’s political, economic, legal or social policies may result in an adverse effect on Hong Kong’s markets. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (or, is “pegged” to) the U.S. dollar, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy. Because the Fund’s NAV is denominated in U.S. dollars, the establishment of an alternative exchange rate system could result in a decline in the Fund’s NAV.
Risks Related to Investing in the Financial Sector
Companies in the financial sector are subject to extensive governmental regulation, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently. The financial sector is exposed to risks that may impact the value of investments in the financial sector more severely than investments outside this sector, including operating with substantial financial leverage.
The financial sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations and adverse conditions in other related markets. Recently, the deterioration of the credit markets has caused an adverse impact in a broad range of mortgage, asset-backed, auction rate and other

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markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial services institutions and markets. This situation has created instability in the financial services markets and caused certain financial services companies to incur large losses or even become insolvent or bankrupt. Some financial services companies have experienced downgrades of their credit ratings, declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to decline in value.
Insurance companies may be subject to severe price competition. Adverse economic, business or political developments affecting real estate, which may include, but are not limited to, possible declines in the value of real estate, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds (including changes in interest rates), the impact of changes in environmental laws, overbuilding in a real estate company’s market, and environmental problems, could have a major effect on the value of real estate securities (which include REITs).
Risks Related to the RQFII Regime and Investing in RMB Bonds
As of the date of this Prospectus, more than 80% of the Index was comprised of RMB Bonds. The Fund intends to invest directly in RMB Bonds through the Sub-Adviser’s RQFII quota. Because the Fund will not be able to invest directly in RMB Bonds in excess of the Sub-Adviser’s RQFII quota, the size of the Fund’s direct investment in RMB Bonds may be limited. In addition, the RQFII quota of the Sub-Adviser may be reduced or revoked by the Chinese regulators if, among other things, the Sub-Adviser fails to observe SAFE and other applicable Chinese regulations. The Fund cannot predict what would occur if the RQFII quota of the Sub-Adviser or RQFII or QFII quotas generally were reduced or eliminated, although such an occurrence would likely have a material adverse effect on the Fund, including the requirement that the Fund dispose of certain or all of its RMB Bond holdings, and may adversely affect the willingness and ability of potential swap counterparties to engage in swaps with the Fund linked to the performance of RMB Bonds. These risks are compounded by the fact that, at present, there are only a limited number of firms and potential counterparties that have RQFII or QFII status or are willing and able to enter into swap transactions linked to the performance of RMB Bonds. Therefore, any such reduction or elimination may have a material adverse effect on the ability of the Fund to achieve its investment objective. If the Fund is unable to obtain sufficient exposure to the performance of RMB Bonds due to the limited availability of the Sub-Adviser’s RQFII quota or other investments that provide exposure to the performance of RMB Bonds, the Fund could, among other things, as a defensive measure limit or suspend creations until the Adviser and/or the Sub-Adviser determine that the requisite exposure to the RMB Bonds is obtainable. During the period that creations are suspended, the Fund could trade at a significant premium or discount to its net asset value (“NAV”) and could experience substantial redemptions.
The RMB Bond market is volatile with a risk of suspension of trading in a particular security or government intervention. Securities on the RMB Bond market, including securities in the Index, may be suspended from trading without an indication of how long the suspension will last, which may impair the liquidity of such securities. The regulations which regulate investments by RQFIIs in the PRC and the repatriation of capital from RQFII investments are relatively new. The application and interpretation of such investment regulations are therefore relatively untested and there is no certainty as to how they will be applied. The PRC authorities and regulators have been given wide discretion in such investment regulations and there is no precedent or certainty as to how such discretion may be exercised now or in the future. The application and interpretation of such investment regulations may adversely affect the Fund. In addition, there are custody risks associated with investing through a RQFII, where due to requirements regarding establishing a custody account in the joint names of the Fund and the Sub-Adviser the Fund’s assets may not be as well protected from the claims of creditors than if the Fund had an account in its name only.
Specific rules governing taxes on capital gains derived by RQFIIs and QFIIs from the trading of PRC securities have yet to be announced. In the absence of specific rules, the tax treatment of the Fund’s investments in RMB Bonds through the Sub-Adviser’s RQFII quota should be governed by the general PRC tax provisions and provisions applicable to RQFIIs. Under these provisions, the Fund is generally subject to a tax of 10% on any dividends, distributions and interest it receives from its investment in PRC securities. In addition, a nonresident enterprise is subject to withholding tax at a rate of 10% on its capital gains. However, it is unclear if this tax will be applied to investments by an RQFII such as the Sub-Adviser or what the methodology for calculating or collecting the tax will be. Withholding taxes on dividends, interest and capital gains may be taxed at a reduced rate under an applicable tax treaty, but the application of such treaties for an RQFII acting on behalf of a foreign investor (i.e., the Sub-Adviser acting on behalf of the Fund)

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is also uncertain. It is also unclear how China’s business tax may apply to activities of an RQFII such as the Sub-Adviser and how such application may be affected by tax treaty provisions. The current PRC tax laws and regulations may be revised or amended in the future, and may be applied retroactively. Any revision or amendment in tax laws and regulations may adversely affect the Fund. In light of this uncertainty, the Fund plans to reserve 10% of its realized and unrealized gains from its RMB Bond investments to meet any potential withholding tax liability. This reserve may turn out to be excessive or inadequate in light of the Fund’s actual tax liabilities. The tax reserve will be reflected in the Fund’s daily NAV calculations as a deduction from the Fund’s NAV. Therefore, if the Fund’s tax reserve turns out to be excessive or inadequate and the Fund’s tax reserve and related deduction from NAV is modified accordingly, this will work to the benefit or detriment, respectively, of the Fund’s existing shareholders at the time the uncertainty surrounding the Fund’s tax liabilities is resolved. The Fund may also be liable to the Sub-Adviser for any tax that is imposed on the Sub-Adviser by the PRC with respect to the Fund’s investments.
The Sub-Adviser, as a licensed RQFII, is currently permitted to repatriate RMB daily and is not subject to RMB repatriation restrictions or prior approval. However, there is no assurance that RQFIIs may not be subject to restrictions or prior approval requirements in the future. Any additional restrictions imposed on the Sub-Adviser or RQFIIs generally may have an adverse effect on the Fund’s ability to invest directly in RMB Bonds and its ability to meet redemption requests. If the Fund’s direct investments in RMB Bonds through the Sub-Adviser’s RQFII quota become subject to repatriation restrictions, the Fund may be unable to satisfy distribution requirements applicable to registered investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and be subject to income and excise tax at the Fund level. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions before re-qualifying for taxation as a RIC. See the prospectus under “Shareholder Information—Tax Information—Taxes on Distributions” for more information. The Fund may elect, for U.S. federal income tax purposes, to treat Chinese taxes (including withholding taxes) paid by the Fund as paid by its shareholders. Even if the Fund is qualified to make that election and does so this treatment will not apply with respect to amounts the Fund reserves in anticipation of the imposition of withholding taxes not currently in effect (as discussed above). If these amounts are used to pay any tax liability of the Fund in a later year, they will be treated as paid by the shareholders in such later year, even if they are imposed with respect to income of an earlier year. See the prospectus under “Shareholder Information—Tax Information” for a further description of this risk.
Sampling Risk

The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. Conversely, a positive development relating to an issuer of securities in the Index that is not held by the Fund could cause the Fund to underperform the Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Securities Market Risk
Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because many foreign securities markets may be limited in size, the prices of securities that trade in such markets may be influenced by large traders. Certain foreign markets that have historically been considered relatively stable may become volatile in response to changed conditions or new developments. Increased interconnectivity of world economies and financial markets increases the possibility that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore, not all material information may be available or reliable. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. The Fund may invest in shares of foreign investment companies, including Hong Kong-listed ETFs, the shares of which are listed and traded primarily on a foreign securities exchange. The Fund as an investor in a foreign fund may not be afforded the same investor protections that are provided by the U.S. federal securities laws. The Fund may also invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. In addition, the Fund may not receive shareholder communications

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or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute shareholder communications.
Sovereign Bond Risk
Investments in sovereign bonds involves special risks not present in corporate bonds. The governmental authority that controls the repayment of the bonds may be unable or unwilling to make interest payments and/or repay the principal on its bond or to otherwise honor its obligations. If an issuer of sovereign bonds defaults on payments of principal and/or interest, the Fund may have limited recourse against the issuer. During periods of economic uncertainty, the market prices of bonds, and the Fund’s net asset value (“NAV”), may be more volatile than prices of corporate bond, which has resulted in losses to the holders of such debt.
Subordinated Obligations Risk
Payments under some RMB Bonds may be structurally subordinated to all existing and future liabilities and obligations of each of the respective subsidiaries and associated companies of an issuer of a RMB Bond. Claims of creditors of such subsidiaries and associated companies will have priority as to the assets of such subsidiaries and associated companies over the issuer and its creditors, including the Fund, who seek to enforce the RMB Bond. Certain RMB Bonds do not contain any restrictions on the ability of the subsidiaries of the issuers to incur additional unsecured indebtedness.
Tracking Error Risk
The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). Because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Underlying Index, the Fund's return may deviate significantly from the return of the Underlying Index. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions they represent of the Underlying Index, due to legal restrictions or limitations imposed by the government of a particular country or a lack of liquidity on stock exchanges in which such securities trade. The Fund is expected to value some or all of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Underlying Index is not based on fair value prices), the Fund's ability to track the Underlying Index may be adversely affected.
Valuation Risk
The sales price the Fund could receive for a security may differ from the Fund's valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund Shares.
PORTFOLIO HOLDINGS INFORMATION
A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s combined Statement of Additional Information (“SAI”). The largest holdings of the Fund can be found at www.globalxfunds.com and Fund Fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-888-GX-Fund-1 (1-888-493-8631).
FUND MANAGEMENT
Investment Adviser
Global X Management Company LLC serves as the Adviser and the administrator for the Fund. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing the investment activities of the Fund and the Fund business affairs and other administrative matters. The Adviser has been an investment adviser since 2008. The Adviser is a Delaware limited liability company with its principal offices located at 623 Fifth Ave., 15th floor, New York, New

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York 10022. As of September 30, 2014, the Adviser provided investment advisory services for assets in excess of $4 billion.
GF International Investment Management Limited acts as investment sub-adviser to the Fund and, subject to the oversight of the Adviser, will be responsible for the day-to-day investment management of the Fund. The Sub-Adviser serves as investment sub-adviser to the Fund pursuant to an investment sub-advisory agreement between the Adviser and the Sub-Adviser (the “Investment Sub-Advisory Agreement”).
Pursuant to the Supervision and Administration Agreement and subject to the general supervision of the Board of Trustees of the Trust, the Adviser provides or causes to be furnished, all supervisory, administrative and other services reasonably necessary for the operation of the Fund and also bears the costs of various third-party services required by the Fund, including audit, certain custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervision and Administration Agreement also requires the Adviser to provide investment advisory services to the Fund pursuant to an Investment Advisory Agreement.
In addition, the Fund bears other fees and expenses that are not covered by the Supervision and Administration Agreement, which may vary and will affect the total ratio of the Fund, such as taxes, brokerage fees, commissions and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses). In addition, the Fund pays asset-based custodial fees that are not covered by the Supervision and Administration Agreement. The Adviser may earn a profit on the Management Fee paid by the Fund. Also, the Adviser, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.
Approval of Advisory Agreement
A discussion regarding the basis for the Board of Trustees’ approval of the Supervision and Administration Agreement and the related Investment Advisory Agreement for the Fund will be available in the Fund’s first Semi-Annual Report or Annual Report to shareholders for the period ended April 30 or October 31, respectively.
Portfolio Management
The portfolio managers who are currently responsible for the day-to-day management of the Fund’s portfolio are:
Bruno del Ama: Bruno del Ama has been Chief Executive Officer of the Adviser since March 2008. Mr. del Ama received a Masters in Business Administration from the Wharton Business School.
Jose Gonzalez: Jose Gonzalez has been Chief Operating Officer of the Adviser since March 2008. Mr. Gonzalez is also a registered representative of GWM Group, Inc. (“GWM”), a registered broker-dealer. Mr. Gonzalez has been affiliated with GWM since 2006. Mr. Gonzalez holds the Series 7, 24, and 63 licenses.
Luis Berruga: Luis Berruga has been Chief Operating Officer of the Adviser since February 2014.  Previously, Mr. Berruga was an investment banker at Jefferies in the financial services group from 2012 through 2014 and a Regional Product Specialist in Morgan Stanley’s Private Wealth Management Group from 2005 through 2012.  Mr. Berruga received his MBA from the Kellogg School of Management at Northwestern University.
Chang Kim: Chang Kim, CFA, joined the Adviser in September, 2009, where he was a Portfolio Analyst from April 2010 until January 2014.  Mr. Kim received his Bachelor of Arts from Yale University in 2009.
Yuke Wang: Mr. Wang joined GF Fund Management Co., Ltd., the parent company of GFIIM, in 2007 where he has been the Fixed Income Portfolio Manager of Discretionary Account since 2011 and Bond Analyst and Trader from 2007 to 2010.  He holds a Master Degree in Economics from the Shanghai University of Finance and Economics.
The SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio manager’s ownership of securities of the Fund.
DISTRIBUTOR
SEI Investments Distribution Co. distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive Oaks, PA 19456. The Distributor is not affiliated with the Adviser.

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BUYING AND SELLING FUND SHARES
Shares of the Fund trade on the listing exchange and elsewhere during the trading day. Shares can be bought and sold throughout the trading day like other Shares of publicly traded securities. There is no minimum investment for purchases made on the listing exchange. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges. In addition, you will also incur the cost of the “spread,” which is the difference between what professional investors are willing to pay for Shares (the “bid” price) and the price at which they are willing to sell Shares (the “ask” price). The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of Shares. The spread with respect to Shares varies over time based on the Fund trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. Because of the costs of buying and selling Shares, frequent trading may reduce investment return.
Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section in the SAI. Once created, Shares generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund trade under the trading symbols listed for the Fund in the Fund Summaries section of the Prospectus.
The Fund that is available for purchase is listed on an exchange. The exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Book Entry
Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee, is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any rights as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form.
FREQUENT TRADING
Unlike frequent trading of shares of a traditional open-end mutual fund (i.e., not exchange-traded shares), frequent trading of Shares on the secondary market does not disrupt portfolio management, increase the Fund’ trading costs, lead to realization of capital gains, or otherwise harm Fund shareholders because these trades does not involve the Fund directly. A few institutional investors are authorized to purchase and redeem Shares directly with the Fund. When these trades are effected in-kind (i.e., for securities, and not for cash), they do not cause any of the harmful effects (noted above) that may result from frequent cash trades. Moreover, the Fund imposes transaction fees on in-kind purchases and redemptions of the Fund intended to cover the custodial and other costs incurred by the Fund in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’ trading costs increase in those circumstances. For these reasons, the Board of Trustees has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in Shares of the Fund.
DISTRIBUTION AND SERVICE PLAN
The Board of Trustees of the Trust has adopted a distribution and services plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees in connection with the sale and distribution of its Shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

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No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing Shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing Shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to Shares will be reduced by the amount of distribution fees and service fees and other expenses of the Fund.
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income, including any net foreign currency gains, generally are declared and paid at least annually and any net realized securities gains are distributed at least annually. In order to improve tracking error or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”), dividends may be declared and paid more frequently than annually for the Fund.
Dividends and other distributions on Shares are distributed on a pro rata basis to beneficial owners of such Shares. Dividend payments are made through DTC participants to beneficial owners then of record with proceeds received from the Fund. Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional Shares.
No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares purchased in the secondary market.
TAXES
The following is a summary of certain tax considerations that may be relevant to an investor in the Fund. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents and is based on current tax law. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.
Distributions. The Fund receives income and gains on its investments. This income, less expenses, incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. The Fund intends to qualify as a RIC for federal tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on the Fund's distributions to you. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gains (the excess of net long-term capital gains over net short-term capital losses) of the Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your Shares or whether you take distributions in cash of additional Shares. The maximum long-term capital gain rate applicable to individuals is 20%.
Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”) earned by the Fund. The Fund’s qualifying dividend income will include qualifying dividends the Fund receives from ETFs that are treated as RICs for federal tax purposes. For the lower rates to apply you must meet certain holding period requirements with respect to your Shares, and the Fund must have met similar requirements with respect to the shares of the corporation paying the qualifying dividend. The amount of the Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations. In addition, whether distributions received from foreign corporations are qualifying dividends will depend on several factors including the country of residence of the corporation making the distribution. Accordingly, distributions from many of the Fund’s holdings may not be qualifying dividends.

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A portion of distributions paid by the Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of the Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations. All dividends (including the deducted portion) must be included in a corporation’s alternative minimum taxable income calculations.
Distributions from the Fund will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.
You should note that if you buy Shares of the Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”
You will be informed of the amount of your ordinary income dividends, qualifying dividend income, and capital gains distributions at the time they are paid, and will be advised of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.
A Fund’s investments in partnerships may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.
Excise Tax Distribution Requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a RIC’s “required distribution” for the calendar year ending within the RIC’s taxable year over the “distributed amount” for such calendar year. The term “required distribution” means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98.2% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (or December 31, if the Fund so elects), and (c) the sum of any untaxed, undistributed net investment income and net capital gains of the RIC for prior periods. The term “distributed amount” generally means the sum of (a) amounts actually distributed by the Fund from its current year’s ordinary income and capital gain net income and (b) any amount on which the Fund pays income tax for the taxable year ending in the calendar year. Although the Fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the Fund may determine that it is in the interest of shareholders to distribute a lesser amount. The Fund intend to declare and pay these amounts in December (or in January which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all such taxes.
Foreign Currencies. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward foreign currency contract which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain.
Foreign Taxes. The Fund will be subject to foreign withholding taxes with respect to certain dividends or interest received from sources in foreign countries. If at the close of the taxable year more than 50% in value of the Fund assets consists of stock in foreign corporations, the Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (subject to certain limitations) (1) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If the Fund is not eligible or chooses not to make this election it will be entitled to deduct such taxes in computing the amounts it is required to distribute.
Sales and Exchanges. The sale of Shares is a taxable event on which a gain or loss may be recognized. The amount of gain or loss is based on the difference between your tax basis in Shares and the amount you receive for them upon

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disposition. Generally, you will recognize long-term capital gain or loss if you have held your Shares for over one-year at the time you sell or exchange them. Gains and losses on Shares held for one-year or less will generally constitute short-term capital gains, except that a loss on Shares held six months or less will be re-characterized as a long-term capital loss to the extent of any long-term capital gains distributions that you have received on the Shares. A loss realized on a sale or exchange of Shares may be disallowed under the so-called “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired.
IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA or other tax-qualified plan will not be currently taxable unless the Shares were purchased with borrowed funds.
Backup Withholding. The Fund will be required in certain cases to withhold and remit to the U.S. Treasury the applicable back up withholding rate of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service, or (iii) who has failed to certify to the Fund, when required to do so, that he or she is not subject to backup withholding or is an “exempt recipient.”
U.S. Tax Treatment of Foreign Shareholders. A foreign shareholder generally will not be subject to U.S. withholding tax in respect of proceeds from, or gain on, the redemption of Shares or in respect of capital gain dividends (i.e., dividends attributable to long-term capital gains of the Fund) unless, in the case of a shareholder who is a non-resident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable, and provided certification requirements are met) on distributions by the Fund of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, unless the distributions are effectively connected with a U.S. trade or business of the shareholder. Nonresident, non-U.S. citizens will not be subject to tax on a RIC's "interest-related dividends" or "short-term capital gain dividends" only with respect to tax years of the RIC beginning before January 1, 2012 (subject to possible extension by Congress). Foreign shareholders should consult their tax advisors regarding the U.S. and foreign tax consequences of investing in the Fund.
Cost Basis Reporting. Federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund shareholders’ Consolidated Form 1099s.
General Disclaimer. The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.
State and Local Taxes. You may also be subject to state and local taxes on income and gain attributable to your ownership of Shares. State income taxes may not apply, however, to the portions of the Fund distributions, if any, that are attributable to interest earned by the Fund on U.S. government securities. You should consult your tax advisor regarding the tax status of distributions in your state and locality.
Consult Your Tax Professional. Your investment in the Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Fund. More tax information relating to the Fund is also provided in the Statement of Additional Information. This short summary is not intended as a substitute for careful tax planning.
DETERMINATION OF NET ASSET VALUE
The Fund calculates its NAV generally once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business, based on prices at the time of closing, provided that any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that make a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers). The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number

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of outstanding Shares, generally rounded to the nearest cent. The price of Shares is based on market price, and because exchange-traded fund Shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).
In calculating the Fund's NAV, the Fund investments will be valued using market valuations, if readily available; otherwise the Fund investments will be fair valued. A market valuation generally means a valuation (i) obtained from an exchange, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer), or (iii) based on amortized cost provided the amortized cost is approximately the value on current sale of the security. In the case of shares of the Fund that are not traded on an exchange, a market valuation means the Fund’s published NAV per share. The Fund may use various pricing services or discontinue the use of any pricing service.
In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Fund's Board of Trustees. A price obtained from a pricing service based on such pricing service’s valuation matrix may be used to fair value a security. In light of the nature of the Fund’s proposed investments, the Fund anticipates fair valuing a substantial portion of its portfolio holdings pursuant to this matrix pricing approach. The frequency with which the Fund investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.
Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.
Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's net asset value and the prices used by the Fund's Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Fund's Underlying Index.
Because foreign markets may be open on different days than the days during which a shareholder may purchase Shares, the value of the Fund's investments may change on days when shareholders are not able to purchase Shares. Additionally, due to varying holiday schedules redemption requests made on certain dates may result in a settlement period exceeding seven calendar days. A list of the holiday schedules of the foreign exchanges of the Fund’s Underlying Index, as well as the dates on which a settlement period would exceed seven calendar days in 2014 is contained in the SAI.
The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by the Adviser as investment adviser. Any use of a different rate from the rates used by each Index Provider may adversely affect the Fund's ability to track its Underlying Index.
PREMIUM/DISCOUNT INFORMATION
Information regarding how often the Shares of the Fund traded on the listing exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of the Fund during the past four calendar quarters can be found at www.globalxfunds.com.
INFORMATION REGARDING THE INDEX AND THE INDEX PROVIDER
The S&P China Composite Select Bond Index is designed to track the performance of Chinese sovereign bonds, agency bonds and bonds issued by Central State-Owned Enterprises (CSOEs) denominated in Chinese yuan (CNY).  To be eligible for inclusion in the index, securities must be issued in China and traded in Chinese bond markets (Shanghai Stock Exchange, Shenzhen Stock Exchange and Chinese interbank market). In addition, each bond must have a maturity greater than or equal to one year but less than or equal to seven years from the rebalancing date.  Each issuer must have total debt outstanding exceeding US$1 billion at each rebalancing date. Central State-Owned Enterprises (CSOEs) must be rated AAA by at least one of the Chinese rating agencies (China Chengxin International, China Lianhe, Dagong,

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Shanghai Brilliance). No ratings criteria are applied to government or agency bonds.  No bond matures in the index.  The index rebalances monthly.
Disclaimers
Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and have been licensed for use by Global X Management Company, LLC. The Global X GF China Bond ETF (“ETF”) is not sponsored, endorsed, sold or promoted by Standard & Poor's and its affiliates ("S&P"). S&P makes no representation, condition or warranty, express or implied, to the owners of the ETF or any member of the public regarding the advisability of investing in securities generally or in the ETF particularly or the ability of the S&P Enhanced Yield North American Preferred Stock Index (the “Index”) to track the performance of certain financial markets and/or sections thereof and/or of groups of assets or asset classes. S&P's only relationship to Global X Management Company, LLC is the licensing of certain trademarks and trade names and of the index which is determined, composed and calculated by S&P without regard Global X Management Company, LLC or the ETF. S&P has no obligation to take the needs of Global X Management Company, LLC or the owners of the ETF into consideration in determining, composing or calculating the index. S&P is not responsible for and has not participated in the determination of the prices and amount of the ETF or the timing of the issuance or sale of the ETF or in the determination or calculation of the equation by which the ETF units are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the ETF.
Neither S&P, its affiliates nor third party licensors, guarantees the accuracy and/or the completeness of the index or any data included therein and S&P, its affiliates and their third party licensors, shall have no liability for any errors, omissions, or interruptions therein. S&P, its affiliates and third party licensors make no warranty, condition or representation, express or implied, as to the results to be obtained by Global X Management Company, LLC, owners of the ETF, or any other person or entity from the use of the index or any data included therein. S&P makes no express or implied warranties, representations or conditions, and expressly disclaims all warranties or conditions of merchantability or fitness for a particular purpose or use and any other express or implied warranty or condition with respect to the index or any data included therein. Without limiting any of the foregoing, in no event shall S&P, its affiliates or their third party licensors, have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the index or any data included therein, even if notified of the possibility of such damages.
OTHER SERVICE PROVIDERS
SEI Investments Global Fund Services is the sub-administrator for the Fund.
Brown Brothers Harriman & Co. (“BBH”) is the custodian and transfer agent for the Fund. All of the Fund’s assets in the PRC (including onshore PRC cash deposits and its onshore RMB Bond portfolio) will be held by the PRC sub-custodian. A securities account shall be opened with CSDCC in the joint names of the Sub-Adviser (as the RQFII holder) and the Fund. An RMB cash account shall also be established and maintained with the PRC sub-custodian in the joint names of the Sub-Adviser (as the RQFII holder) and the Fund. The PRC sub-custodian shall, in turn, have a cash clearing account with CSDCC for trade settlement according to applicable regulations.
K&L Gates LLP, with offices at 1601 K Street, NW Washington, DC 20006-2401, is counsel to the Global X Funds ("Trust") and the Trust's Independent Trustees.
Ernst & Young LLP serves as the Fund’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.
FINANCIAL HIGHLIGHTS
Because the Fund has not commenced operations as of the October 31, 2014 fiscal year end, financial highlights are not yet available.
OTHER INFORMATION
The Fund is not sponsored, endorsed, sold or promoted by the listing exchange. The listing exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve their

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objectives. The listing exchange has no obligation or liability in connection with the administration, marketing or trading of the Fund.
For purposes of the 1940 Act, shares that are issued by a registered investment company and purchases of such shares by investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in shares beyond the limits in Section 12(d)(1)(A), subject to certain terms and conditions.
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.
For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca, Inc. is satisfied by the fact that the prospectus is available at NYSE Arca, Inc. upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

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For more information visit our website at or
call 1-888-GXFund-1 (1-888-493-8631)
www.globalxfunds.com

Investment Adviser Global X Management Company LLC 623 Fifth Avenue, 15th Floor New York, New York 10022
Distributor SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456
Custodian and Transfer Agent Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109
Sub-Administrator SEI Investments Global Fund Services One Freedom Valley Drive Oaks, PA 19456
Legal Counsel to the Global X Funds and the Independent Trustees K&L Gates LLP 1601 K Street, NW Washington, DC 20006-1600
Independent Registered Public Accounting Firm Ernst & Young, LLP 2005 Market Street, Suite 700 Philadelphia, PA 19103

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A Statement of Additional Information dated November 14, 2014, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.
Additional information about the Fund and its investments is available in its annual and semi-annual reports to shareholders when available. The annual report will explain the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.
You can ask questions or obtain a free copy of the Fund's shareholder report or the Statement of Additional Information by calling 1-888-GXFund-1 (1-888-493-8631). Free copies of the Fund's shareholder report (once available) and the Statement of Additional Information are available from our website at www.globalxfunds.com.
Information about the Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street N.E., Room 1580, Washington, DC 20549-1520.
PROSPECTUS
Distributor
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

November 14, 2014

Investment Company Act File No.: 811-22209

18855719.1.BUSINESS

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Statement of Additional Information
November 14, 2014

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current Prospectus (“Prospectus”) for the following Fund (“Fund”) of Global X Funds (“Trust”) as such Prospectus may be revised or supplemented from time to time:

Global X GF China Bond ETF

The Fund’s Prospectus is dated November 14, 2014. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to SEI Investments Global Funds Services, One Freedom Valley Drive Oaks, PA 19456, calling 1-888-GXFund-1 (1-888-493-8631) or visiting www.globalxfunds.com. The principal U.S. national stock exchange on which the Fund will be listed is NYSE Arca, Inc. (“Exchange”).

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OTHER INFORMATION	49
INDEPENDENT TRUSTEE COUNSEL	49
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	49
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	50
ADDITIONAL INFORMATION	50

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GENERAL DESCRIPTION OF THE TRUST AND FUND
As of the date of this SAI, the Trust currently consists of ninety investment portfolios, forty of which are operational. The Trust was formed as a Delaware Statutory Trust on March 6, 2008 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (“Securities Act”). The Fund is “non-diversified” and, as such, the Fund’s investments are not required to meet certain diversification requirements under the 1940 Act.
The investment objective of the Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (“Underlying Index”). The Fund’s investment objective and Underlying Index may be changed without shareholder approval. Shareholders will be given 60 days’ prior notice of any change of the Fund’s investment objective. If the Adviser changes the Underlying Index, the name of the Fund may be changed as well. The Fund is managed by Global X Management Company LLC (“Adviser”).
The Fund offers and issue shares at its net asset value per share (“NAV”) only in aggregations of a specified number of shares (the, a “Creation Unit” or a “Creation Unit Aggregation”). The shares of the Fund are, or will be, listed and expected to be traded on the Exchange.
Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a Cash Component. Creation Units typically are a specified number of shares. The number of shares per Creation Unit of the Fund is 25,000 shares.
Unlike most exchange-traded funds, this Fund intends to effect all creations and redemptions principally for cash, rather than in-kind securities. The required amount of deposit may be changed by the Adviser from time to time. See the Purchase and Redemption of Creation Units section of this SAI for further discussion. In the instance of such cash creations or redemptions, transaction fees may be imposed that will be in addition to the transaction fees associated with in-kind creations or redemptions. In all cases, such conditions and fees will be limited in accordance with the requirements of the Securities and Exchange Commission (“SEC”) applicable to management investment companies offering redeemable securities.
ADDITIONAL INVESTMENT INFORMATION
EXCHANGE LISTING AND TRADING
A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.
Shares of the Fund are listed for trading on the Exchange and trade throughout the day on the Exchange and other secondary markets. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the shares of the Fund from its listing if (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than fifty (50) record and/or beneficial holders of the Fund for thirty (30) or more consecutive trading days, (2) the value of the Underlying Index on which the Fund is based is no longer calculated or available, (3) the “indicative optimized portfolio value” (“IOPV”) of the Fund is no longer calculated or available, or (4) any other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund.
As in the case of other publicly-traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.
In order to provide additional information regarding the indicative value of shares of the Fund, the Exchange disseminates every fifteen seconds, through the facilities of the Consolidated Tape Association, an updated IOPV for the Fund as calculated by an information provider or a market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs, and makes no representation or warranty as to the accuracy of the IOPVs.
An IOPV has a securities value component and a cash component. The securities values included in an IOPV are the values of the basket of securities included in its Underlying Index (“Deposit Securities”) for the Fund. While the IOPV

reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit Aggregation, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the Deposit Securities. Therefore, the Fund’s IOPV disseminated during the Exchange trading hours should not be viewed as a real time update of the Fund’s NAV, which is calculated only once a day.
In addition to the securities component described in the preceding paragraph, the IOPV for the Fund includes a cash component consisting of estimated accrued dividends and other income, less expenses. If applicable, the IOPV also reflects changes in currency exchange rates between the U.S. Dollar and the applicable foreign currency.
The Trust reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Index is comprised of Chinese Renminbi (“RMB”)-denominated bonds that are issued or distributed within mainland People’s Republic of China (“China or the “PRC”). The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.
The Index is designed to provide exposure to RMB-denominated bonds that are issued or distributed within mainland China. The Index, strictly in accordance with its guidelines and mandated procedures, includes securities with a minimum maturity of one year and with an outstanding principal amount of RMB 1 billion. The Index is composed of RMB denominated bonds issued by governments, agencies, and Central State-Owned Enterprises (CSOEs). The Fund’s investment objective and Underlying Index may be changed without shareholder approval.
The Fund will seek to achieve its investment objective by primarily investing directly in Chinese bonds issued or distributed in the PRC. Because the Fund does not satisfy the criteria to qualify as a Renminbi Qualified Foreign Institutional Investor ("RQFII") or Qualified Foreign Institutional Investors ("QFII") itself, the Fund intends to invest directly in RMB-denominated bonds via the Renminbi Qualified foreign Institutional Investors (“RQFII”) quota of the Fund’s sub-adviser, GF International Investment Management Limited (the “Sub-Adviser”). The Sub-Adviser has obtained RQFII status and has been granted an RQFII quota of at least RMB 500 Million (“RQFII quota”), which the Sub-Adviser will use all or a portion of to invest the portion of the Fund’s assets allocated to it by the Adviser in RMB-denominated bonds. At such time that the Sub-Adviser has utilized its entire RQFII quota, the Sub-Adviser may, subject to applicable regulations, apply for an increase of the RQFII quota. Assets not allocated to the Sub-Adviser for investment directly in RMB-denominated bonds will be managed by the Adviser.
The Fund also expects to invest a portion of its assets in swaps, futures contracts and other types of derivative instruments that have economic characteristics that are similar to the economic characteristics of the Chinese Securities, including swaps on the Index, swaps on the Chinese Securities which comprise the Index and/or swaps on funds that seek to replicate the performance of the Index or funds that invest in Chinese Securities or the Fund may invest directly in shares of such funds. Assets not invested in Chinese Securities, other funds, swaps and other derivatives will be invested primarily in money market instruments.
The Adviser will use a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
Because of the practical difficulties and expense of purchasing all of the securities in the Index, the Fund does not expect to purchase all of the securities in the Index. Instead, the Adviser will utilize a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds in the Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the Index.
The Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of the Fund’s Underlying Index and in Depositary Receipts based on securities in the Underlying Index. The Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of a change to its investment objective. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.
The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Fund.
DEPOSITARY RECEIPTS. The Fund will normally invest at least 80% of its total assets in the securities of its Underlying Index and in Depositary Receipts based on the securities in its Underlying Index. ADRs are receipts that are traded in the United States evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and usually are denominated in foreign currencies. GDRs may not be denominated in the same currency as the securities they represent. Generally, GDRs are designed for use in the foreign securities markets.
To the extent the Fund invests in ADRs, such ADRs will be listed on a national securities exchange. To the extent the Fund invests in GDRs, such GDRs will be listed on a foreign exchange. The Fund will not invest in any unlisted Depositary Receipt or any Depositary Receipt for which pricing information is not readily available. Generally, all depositary receipts must be sponsored. The Fund, however, may invest in unsponsored depositary receipts under certain limited circumstances. A non-sponsored depository may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangement with the issuer. Therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.
NON-DIVERSIFICATION RISK. Non-diversification risk is the risk that a non-diversified fund may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments. The Fund is classified as “non-diversified” for purposes of the 1940 Act. A “non-diversified” classification means that the Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may dominate the Underlying Index of such the Fund and, consequently, the Fund’s investment portfolio. The Fund may also concentrate its investments in a particular industry or group of industries, as noted in the description of the Fund. The securities of issuers in particular industries may dominate the Underlying Index of such the Fund and, consequently, the Fund’s investment portfolio. This may adversely affect its performance or subject the Fund’s shares to greater price volatility than that experienced by less concentrated investment companies.
The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code (the “Internal Revenue Code”), and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Funds and may make it less likely that the Fund will meet its investment objectives.
SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS. To the extent consistent with its investment policies, the Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits, bank notes and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. (“Moody’s”), “A-1” by Standard & Poor’s Rating Service (“S&P”) or, if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis.
Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Congress has temporarily increased FDIC deposit insurance on deposit notes from $100,000 to $250,000 per depositor through December 31, 2013.
The Fund may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances (“Yankee BAs”), which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States.
Commercial paper purchased by the Fund may include asset-backed commercial paper. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.
EQUITY SWAPS, TOTAL RATE OF RETURN SWAPS AND CURRENCY SWAPS. The Fund may invest up to 20% of its total assets in swap contracts.
A swap is an agreement involving the exchange by the Fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) based on a specified amount (the “notional” amount). Some swaps currently are, and more in the future will be, centrally cleared. Examples of swap agreements include, but are not limited to, equity, index or other total return swaps and foreign currency swaps.
The Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. These instruments provide a great deal of flexibility. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).
Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. The Fund also may enter into currency swaps, which involve the exchange of the rights of the Fund and another party to make or receive payments in specific currencies. Currency swaps involve the exchange of rights of the Fund and another party to make or receive payments in specific currencies.

Some swaps transactions are entered into on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will enter into equity swaps only on a net basis. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap, or any other swap entered into on a net basis, defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. In contrast, other swaps transactions may involve the payment of the gross amount owed. For example, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by the Fund under a swap is covered by segregated cash or liquid assets, the Fund and the Adviser believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.
Swaps that are centrally-cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.
To the extent a swap is not centrally cleared, the use of swaps also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement.
The Fund will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by S&P, or Fitch Ratings (“Fitch”); or A or Prime-1 or better by Moody’s, or has received a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization (“NRSRO”) or, if unrated by such rating organization, is determined to be of comparable quality by the Adviser. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses to the Fund. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced losses as a result of its exposure to a sector of the market that adversely affect its creditworthiness. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Such contractual remedies, however, may be subject to bankruptcy and insolvency laws that may affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive). The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market.
The use of equity, total rate of return and currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.
In connection with the Fund’s position in a swaps contract, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.
FOREIGN CURRENCY TRANSACTIONS. To the extent consistent with its investment policies, the Fund may invest in forward foreign currency exchange contracts and foreign currency futures contracts. No Fund, however, expects to engage in currency transactions for speculative purposes or for the purpose of hedging against declines in the value of the Fund’s assets that are denominated in a foreign currency. The Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts to facilitate local settlements or to protect against currency exposure in connection with its distributions to shareholders.
Foreign currency exchange contracts involve an obligation to purchase or sell a specified currency on a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time. Foreign currency futures contracts involve an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Such futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency. The Fund may incur costs in connection with forward foreign currency exchange and futures contracts and conversions of foreign currencies and U.S. dollars.
Liquid assets equal to the amount of the Fund’s assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise “covered.” The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is “covered” if the Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price that is (i) no higher than the Fund’s price to sell the currency or (ii) greater than the Fund’s price to sell the currency provided the Fund segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is “covered” if the Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price that is (i) as high as or higher than the Fund’s price to buy the currency or (ii) lower than the Fund’s price to buy the currency provided the Fund segregates liquid assets in the amount of the difference.
FOREIGN INVESTMENTS - GENERAL. Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets and in investments denominated in foreign currencies. Market risk involves the possibility that stock prices will decline over short or even extended periods. The stock markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of the Fund to the extent that it invests in foreign stocks. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.
There are other risks and costs involved in investing in foreign securities, which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the U.S.
Although the Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, the Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that the Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.
Issuers of foreign securities may also suffer from social, political and economic instability. Such instability can lead to illiquidity or price volatility in foreign securities traded on affected markets. Foreign issuers may be subject to the risk that during certain periods the liquidity of securities of a particular issuer or industry, or all the securities within a particular region, will be adversely affected by economic, market or political events, or adverse investor perceptions, which may cause temporary or permanent devaluation of the relevant securities. In addition, if a market for a foreign security closes as a result of such instability, it may be more difficult to obtain accurate independently-sourced prices for securities traded on these markets and may be difficult to value the effected foreign securities for extended periods of time.
The Fund also is subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency. In addition, through the use of forward currency exchange contracts with other instruments, any net currency positions of the Fund may expose them to risks independent of their securities positions.
The Fund will be subject to foreign withholding taxes with respect to certain dividends or interest received from sources in foreign countries. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders.
The costs attributable to investing abroad usually are higher than investments in domestic securities for several reasons, such as the higher cost of investment research, higher costs of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.
Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund remain un-invested and no return is earned on such assets. The inability of the Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.
FOREIGN INVESTMENTS – EMERGING MARKETS. The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.
Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.
Certain emerging market countries may have antiquated legal systems, which may adversely impact the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations.
Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations.

In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.
Certain emerging countries may restrict or control foreign investments in their securities markets. These restrictions may limit the Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund. The Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.
Certain issuers in emerging market countries may utilize share blocking schemes. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of barring the purchase and sale of certain voting securities within a specified number of days before, and in certain instances, after a shareholder meeting where a vote of shareholders will be taken. Share blocking may prevent the Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The blocking period can last up to several weeks. The process for having a blocking restriction lifted can be quite onerous with the particular requirements varying widely by country. In addition, in certain countries, the block cannot be removed. As a result of the ramifications of voting ballots in markets that allow share blocking, the Adviser, on behalf of the Fund, reserves the right to abstain from voting proxies in those markets.
Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than more developed countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property.; (vii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (viii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interest; (ix) foreign taxation; (x) the absence, in some cases, of a capital market structure or market-oriented economy; and (xi) the possibility that economic developments may be slowed or reversed by unanticipated political or social events in such countries. Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of the Fund’s assets. The Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.
The economies of emerging countries may suffer from unfavorable growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. In addition, many emerging countries are also highly dependent on international trade and exports, including exports of oil and other commodities to sustain their economic growth. As a result, emerging countries are particularly vulnerable to downturns of the world economy. The recent global financial crisis tightened international credit supplies and weakened global demand for their exports. As a result, certain of these economies faced significant economic difficulties, which caused some emerging market economies to fall into recession. Although economies in certain emerging countries have recently shown signs of recovery, such recovery may be gradual as weak economic conditions in Europe, Asia and North America may continue to suppress demand for exports from emerging countries.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. To the extent consistent with its investment policies, the Fund may invest up to 20% of its total assets (minus any percent of Fund assets invested in other derivatives) in U.S. or foreign futures contracts and may purchase and sell call and put options on futures contracts. These futures contracts and options will be used to simulate full investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. The Fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. or foreign exchange. The Fund will not use futures or options for speculative purposes. In connection with the Fund’s position in a futures contract or related option, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.
Futures Contracts. The Fund may enter into certain equity, index and currency futures transactions, as well as other futures transactions that become available in the markets. By using such futures contracts, the Fund may obtain exposure to certain equities, indexes and currencies without actually investing in such instruments. Index futures may be based on broad indices, such as the S&P 500 Index, or narrower indices. A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency for an amount fixed in U.S. dollars. Foreign currency futures may be used by the Fund to help the Fund track the price and yield performance of its Underlying Index.
Some futures contracts are traded on organized exchanges regulated by the SEC or Commodity Futures Trading Commission (“CFTC”), and transactions on them are cleared through a clearing corporation, which guarantees the performance of the parties to the contract. If regulated by the CFTC, such exchanges may be designated contract markets or swap execution facilities.
The Fund may also engage in transactions in foreign stock index futures, which may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (“NFA”) nor any domestic exchange regulates activities of any such organization, even if it is formally linked to a domestic market. Moreover, foreign laws and regulations and transactions executed under such laws and regulation may not be afforded certain of the protective measures provided by domestically. In addition, the price of foreign futures or foreign options contract may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.
Unlike purchases or sales of portfolio securities, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.
There are several risks in connection with the use of futures by the Fund. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser.
In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.
In general, positions in futures may be closed out only on an exchange, board of trade or other trading facility that provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures contract position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities may not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.
Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been exceeded in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.
Successful use of futures by the Fund is subject to the Adviser’s ability to predict correctly movements in the direction of the market. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.
Options on Future Contracts. The Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to receive and execute a long futures contract (if the option is a call) or a short futures contract (if the option is a put) at a specified price at any time during the period of the option. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above. Net option premiums received will be included as initial margin deposits.
Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.
CFTC REGULATION. The Trust, on behalf of the Fund, has claimed an exclusion from the definition of commodity pool operator (“CPO”) under the Commodity Exchange Act (“CEA”), and the Adviser has claimed an exemption from registration as a commodity trading advisor (“CTA”) under the CEA. Therefore, the Fund and the Adviser are not subject to registration as CPO or CTA. In 2012, the CFTC adopted amendments to the applicable exclusion and exemption, and to the conditions for reliance on the exclusion. Under these amendments, the Fund may only use a de minimis amount of commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC). A de minimis amount is defined as amount such that the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund’s net asset value or, alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The Fund or the Adviser is currently engaged only in a de minimus amount of such transactions and, therefore, neither the Fund nor the Adviser is currently subject to the registration and most regulatory requirements of the CEA. There can be no certainty that the Fund or the Adviser will continue to qualify under the applicable exclusion or exemption as the Fund’s investments may change over time. If the Fund or the Adviser is subject to CFTC registration, it may incur additional costs.
GOVERNMENT INTERVENTION IN FINANCIAL MARKETS. Recent instability in the financial markets has led the U.S. Government, other governments and financial and prudential regulators to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Most significantly, the U.S. Government has enacted a broad-new regulatory framework over the financial services industry and consumer credit markets, the potential impact of which on the value of securities held by the Fund is unknown. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.
The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In the event of such a disturbance, issuers of securities held by the Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.
ILLIQUID OR RESTRICTED SECURITIES. To the extent consistent with its investment policies, the Fund may invest up to 15% of its net assets in securities that are illiquid. The Fund may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act and securities that are not registered under the Securities Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as the Adviser determines, under guidelines approved by the Trust’s Board of Trustees that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.
INVESTMENT COMPANIES. The Fund may invest in other investment companies (including closed-end investment companies, unit investment trusts, open-end investment companies, investment companies exempted from registration under the 1940 Act pursuant to the Rules thereunder and other pooled vehicles) to the extent permitted by federal securities laws (including the rules, regulations and interpretations thereunder) and to the extent permitted by exemptive relief obtained from the SEC by the custodian, administrator, the investment advisor and/or any subadvisor.
Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company-level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or may involve the payment of substantial premiums above the value of such investment companies‘ portfolio securities when traded OTC or a discount to their NAV. Others are continuously offered at NAV, but also may be traded in the secondary market.
LEVERAGE. The Fund may (i) invest up to 20% of its total assets in certain futures, options and swap contracts or other derivatives, and (ii) borrow money at fiscal quarter ends to maintain the required level of diversification to qualify as a "regulated investment company" for purposes of the Internal Revenue Code. As a result, the Fund may be exposed to the risks of leverage, which may be considered a speculative investment technique. Leverage magnifies the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our Funds. If the value of the Fund's assets increases, then leveraging would cause the Fund's net asset value to increase more sharply than it would have had the Fund not leveraged. Conversely, if the value of the Fund's assets decreases, leveraging would cause the Fund's net asset value to decline more sharply than it otherwise would have had the Fund not leveraged. The Fund may incur additional expenses in connection with borrowings.
NEW FUND RISKS. The Fund is a new fund, with no operating history, which may result in additional risks for investors in the Fund. There can be no assurance that these Funds will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.
OPTIONS. To the extent consistent with its investment policies, the Fund may invest up to 20% of net assets (minus any percent of Fund assets invested in other derivatives) in put options and buy call options and write covered call and secured put options that the Adviser believes will help the Fund to track the Underlying Index. Such options may relate to particular securities, foreign and domestic stock indices, financial instruments, foreign currencies or the yield differential between two securities (“yield curve options”) and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.
Options trading are a highly specialized activity, which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.
The Fund will write call options only if they are “covered.” In the case of a call option on a security or currency, the option is “covered” if the Fund owns the security or currency underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian a portfolio of securities substantially replicating the index, or liquid assets equal to the contract value. A call option also is covered if the Fund holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Fund segregates liquid assets in the amount of the difference.
All put options written by the Fund would be covered, which means that the Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described in the next sentence. A put option also is covered if the Fund holds a put option on the same security or currency as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.
With respect to yield curve options, a call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option generally is limited to the difference between the amounts of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options also may be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.
The Fund’s obligation to sell subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.
When the Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.
There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
REPURCHASE AGREEMENTS. To the extent consistent with its investment policies, the Fund may agree to purchase portfolio securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Repurchase agreements are considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Fund’s acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Trust’s custodian or sub-custodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable.
REVERSE REPURCHASE AGREEMENTS. To the extent consistent with its investment policies, the Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). The Fund may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Fund will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.
TRACKING VARIANCE. As discussed in the Prospectus, the Fund are subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by the Fund and the resulting transaction costs which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform the Fund’s holdings to its investment objective. Tracking variance also may occur due to factors such as the size of the Fund, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Fund’s designated index or the manner in which the index is calculated or because the indexing and investment approach of the Adviser does not produce the intended goal of the Fund. Tracking variance is monitored by the Adviser at least quarterly. In the event the performance of the Fund is not comparable to the performance of its designated index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures.
WARRANTS. To the extent consistent with its investment policies, the Fund may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.
INFORMATION REGARDING THE INDEXES AND THE INDEX PROVIDERS
The S&P China Composite Select Bond Index is designed to track the performance of Chinese sovereign bonds, agency bonds and bonds issued by Central State-Owned Enterprises (CSOEs) denominated in Chinese yuan (CNY).  To be eligible for inclusion in the index, securities must be issued in China and traded in Chinese bond markets (Shanghai Stock Exchange, Shenzhen Stock Exchange and Chinese interbank market). In addition, each bond must have a maturity greater than or equal to one year but less than or equal to seven years from the rebalancing date.  Each issuer must have total debt outstanding exceeding US$1 billion at each rebalancing date. Central State-Owned Enterprises (CSOEs) must be rated AAA by at least one of the Chinese rating agencies (China Chengxin International, China Lianhe, Dagong, Shanghai Brilliance). No ratings criteria are applied to government or agency bonds.  No bond matures in the index.  The index rebalances monthly.
Disclaimers
Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and have been licensed for use by Global X Management Company, LLC. The Global X GF China Bond ETF (“ETF”) is not sponsored, endorsed, sold or promoted by Standard & Poor's and its affiliates ("S&P"). S&P makes no representation, condition or warranty, express or implied, to the owners of the ETF or any member of the public regarding the advisability of investing in securities generally or in the ETF particularly or the ability of the S&P Enhanced Yield North American Preferred Stock Index (the “Index”) to track the performance of certain financial markets and/or sections thereof and/or of groups of assets or asset classes. S&P's only relationship to Global X Management Company, LLC is the licensing of certain trademarks and trade names and of the index which is determined, composed and calculated by S&P without regard Global X Management Company, LLC or the ETF. S&P has no obligation to take the needs of Global X Management Company, LLC or the owners of the ETF into consideration in determining, composing or calculating the index. S&P is not responsible for and has not participated in the determination of the prices and amount of the ETF or the timing of the issuance or sale of the ETF or in the determination or calculation of the equation by which the ETF units are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the ETF.
Neither S&P, its affiliates nor third party licensors, guarantees the accuracy and/or the completeness of the index or any data included therein and S&P, its affiliates and their third party licensors, shall have no liability for any errors, omissions, or interruptions therein. S&P, its affiliates and third party licensors make no warranty, condition or representation, express or implied, as to the results to be obtained by Global X Management Company, LLC, owners of the ETF, or any other person or entity from the use of the index or any data included therein. S&P makes no express or implied warranties, representations or conditions, and expressly disclaims all warranties or conditions of merchantability or fitness for a particular purpose or use and any other express or implied warranty or condition with respect to the index or any data included therein. Without limiting any of the foregoing, in no event shall S&P, its affiliates or their third party licensors, have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the index or any data included therein, even if notified of the possibility of such damages.
INVESTMENT RESTRICTIONS
The Fund is subject to the investment policies enumerated in this section, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of the Fund’s outstanding shares.
The Fund:

1.	May not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.
May not act as an underwriter of securities within the meaning of the Securities Act, except as permitted under the Securities Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act, this would permit the Fund to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program;

3.
May not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Fund may, among other things: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

4.
May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

5.	May not make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

6.
May not “concentrate” its investments in a particular industry or group of industries: (I) except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries; and (II) except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing: (a) this limitation will not apply to the Fund’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; (iii) repurchase agreements (collateralized by the instruments described in clause (ii)) or (iv) securities of state or municipal governments and their political subdivisions are not considered to be issued by Members of any industry; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will be considered a separate industry.

Notwithstanding these fundamental investment restrictions, the Fund may purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC.
If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund’s investments will not constitute a violation of such limitation, except that any borrowing by the Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). In addition, if the Fund’s holdings of illiquid securities exceed 15% of net assets because of changes in the value of the Fund’s investments, the Fund will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Fund. Otherwise, the Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund’s assets.
Any Investment Restriction which involves a maximum percentage (other than the restriction set forth above in Investment Restriction No. 2) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of the Fund. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits under the 1940 Act described in Investment Restriction No. 2, the Fund will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

CURRENT 1940 ACT LIMITATIONS
BORROWING. Investment companies generally may not borrow money, except that an investment company may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).
UNDERWRITING. Investment companies generally may not act as an underwriter of another issuer’s securities, except to the extent that an investment company may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase or sale of portfolio securities.
REAL ESTATE. Investment companies generally may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but investment companies may purchase or sell securities or other instruments backed by real estate or of issuers engaged in real estate activities.)
LOANS. Investment companies generally may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.
PHYSICAL COMMIDITIES. Investment companies generally may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but investment company may purchase or sell options, futures contracts or other derivative instruments, and invest in securities or other instruments backed by physical commodities).
CONCENTRATION. For purposes of calculating concentration percentages, investment companies investing in (a) affiliated investment companies are required to look through to the holdings of the affiliated investment companies and include the holdings in calculations of concentration percentages, and (ii) unaffiliated investment companies are required to include the holdings of the unaffiliated investment companies to the extent that they are concentrated in calculations of concentration percentages. In addition, revenue bonds are characterized by the industry in which the revenue is used.
CONTINUOUS OFFERING
The method by which Creation Unit Aggregations of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.
PORTFOLIO HOLDINGS
Policy On Disclosure Of Portfolio Holdings
The Board of Trustees of the Trust has adopted a policy on disclosure of portfolio holdings, which it believes is in the best interest of the Fund’s shareholders. The policy is designed to: (i) protect the confidentiality of the Fund’s non-

public portfolio holdings information, (ii) prevent the selective disclosure of such information, and (iii) ensure compliance by Adviser and the Fund with the federal securities laws, including the 1940 Act and the rules promulgated thereunder and general principles of fiduciary duty. The Fund’s portfolio holdings, or information derived from the Fund’s portfolio holdings, may, in the Adviser’s discretion, be made available to third parties if such disclosure has been included in the Fund’s public filings with the SEC or is disclosed on the Fund’s publicly accessible Website, ii) such disclosure is determined by the Chief Compliance Officer (“CCO”) to be in the best interests of Fund shareholders and consistent with applicable law; (iii) such disclosure information is made equally available to anyone requesting it; and (iv) the Adviser determines that the disclosure does not present the risk of such information being used to trade against the Fund.
The business day portfolio holdings information will be provided to the Transfer Agent or other agent for dissemination through the facilities of the National Securities Clearing Corporation (“NSCC”) and/or other fee based subscription services to NSCC members and/or subscribers to those other fee based subscription services, including Authorized Participants, (defined below) and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of Funds in the secondary market. Information with respect to the Fund’s portfolio holdings is also disseminated daily on the Fund’s website.
The Distributor may also make available portfolio holdings information to other institutional market participants and entities that provide information services. This information typically reflects the Fund’s anticipated holdings on the following business day. “Authorized Participants” are generally large institutional investors that have been authorized by the Distributor to purchase and redeem large blocks of shares (known as Creation Units) pursuant to legal requirements, including the exemptive order granted by the SEC, to which the Fund offer and redeem shares (“Global X Order”). Other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, portfolio holdings information that is not filed with the SEC or posted on the publicly available Website may be provided to third parties only in limited circumstances, as described above.
Disclosure to providers of auditing, custody, proxy voting and other similar services for the Fund, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and Authorized Participants that sell shares of the Fund) only upon approval by the CCO. The recipients who may receive non-public portfolio holdings information are as follows: the Adviser and its affiliates, the Fund’s independent registered public accounting firm, the Fund’s distributor, administrator and custodian, the Fund’s legal counsel, the Fund’s financial printer and the Fund’s proxy voting service. These entities are obligated to keep such information confidential. Third-party providers of custodial or accounting services to the Fund may release non-public portfolio holdings information of the Fund only with the permission of the CCO.
Portfolio holdings will be disclosed through required filings with the SEC. The Fund files its portfolio holdings with the SEC for the fiscal quarter on Form N-CSR (with respect to the annual period and semiannual period) and Form N-Q (with respect to the first and third quarters of the Fund’s fiscal year). Shareholders may obtain the Fund’s Forms N-CSR and N-Q filings on the SEC’s Website at sec.gov. In addition, the Fund’s Forms N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, DC. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Website or the operation of the public reference room.
Under the policy, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter.
MANAGEMENT OF THE TRUST
BOARD OF TRUSTEES AND OFFICERS
The business and affairs of the Trust are overseen by the Trust’s Board of Trustees (“Board”). Subject to the provisions of the Trust’s Declaration of Trust and By-Laws and Delaware law, the Board has all powers necessary and convenient to carry out this general oversight responsibility, including the power to the elect and remove the Trust’s officers. The focus of the Board’s oversight of the business and affairs of the Trust (and of the Fund) is to protect the interests of the shareholders in the Fund.
The Board appoints and oversees the Trust’s officers and service providers. The Trust’s Adviser is responsible for the day-to-day management and operations of the Trust and the of the Fund based on the Fund’s investment objective, strategies, policies, and restrictions and agreements entered into by the Trust and/or the Adviser on behalf of the Trust. In carrying out its general oversight responsibility, the Board regularly interacts with and receives reports from the senior personnel of the Trust’s service providers (including, in particular, the Adviser) and the Trust’s CCO. The Board is assisted by the Trust’s independent registered public accounting firm (who reports directly to the Trust’s Audit Committee), independent counsel to the Independent Trustees (as defined below), counsel to the Trust and the Adviser, and other experts selected and approved by the Board. (For purposes of this discussion and the discussion below, the term “Fund” or “Funds” means the Fund that has commenced operations.)
BOARD STRUCTURE AND RELATED MATTERS. Board members who are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”), constitute 75 percent of the Board. Mr. Kartik Kiran Shah, an Independent Trustee, serves as Independent Chairman of the Board. The Independent Chairman helps to facilitate communication among the Independent Trustees as well as communication between the Independent Trustees and management of the Trust. The Independent Chairman may assume such other duties and performs such activities as the Board may, from time to time, determine should be handled by the Independent Chairman. Mr. Bruno del Ama is the sole Board member who is an “interested person” of the Trust (“Interested Trustee”). Mr. del Ama is an Interested Trustee due to his affiliation with the Adviser. The Board believes that having an interested person on the Board facilitates the ability of the Independent Trustees to fully understand (i) the Adviser’s commitment to providing and/or arranging for the provision of quality services to the Fund and (ii) corporate and financial matters of the Adviser that may be of importance in the Board’s decision-making process.
The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter that delineates the specific responsibilities of that committee. The Board has established two standing committees: an Audit Committee and a Corporate Governance, Nomination and Compensation Committee. Currently, each of the Independent Trustee serves on each of these committees, which are comprised solely of Independent Trustees.
The Board periodically evaluates its structure and composition as well as various aspects of its operations. On an annual basis, the Board conducts a self-evaluation process that, among other things, considers (i) whether the Board and its committees are functioning effectively, (ii) given the size and composition of the Board and each if its committees, whether the Trustees are able to effectively oversee the number of Funds in the complex and (iii) whether the mix of skills, perspectives, qualifications, attributes, education, and relevant experience of the Trustees helps to enhance the Board’s effectiveness.
There are no specific required qualifications for Board membership. The Board believes that the different skills, perspectives, qualifications, attributes, education, and relevant experience of each of the Board members provide the Board with a variety of complementary skills. Please note that (i) none of the Board members is an “expert” within the meaning of the federal securities laws and (ii) the Board not is responsible for the day to day operations of the Trust and the Fund.
The Board of Trustees met 6 times during the fiscal period ended October 31, 2013. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings.
The Trustees are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information. The Trustee serves until his or her death, resignation or removal and replacement. As of August 31, 2014, the Trustees oversees ninety Funds (40 of which are operational). The Trustee serves until his death, resignation or removal and replacement. The address for all Trustees and officers is c/o Global X Funds, 623 Fifth Avenue, 15th floor, New York, New York 10022.

Independent Trustees

Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) Duringthe Past 5 Years	Number of Portfolios in Fund Complex Overseen by Directors	Other Directorships Held by Trustees during the Past 5 Years
Sanjay Ram Bharwani (1974)	Trustee (since 2008)	CEO of Risk Advisors Inc. (since 2007) (consulting firm); Chief Information Officer, M. Safra & Co (2004-2006) (hedge fund).	90 (40 of which are operational)	None.
Scott R. Chichester[1] (1970)	Trustee (since 2008)
CFO, Sterling Seal & Supply Inc. (since 2011), Director, President & Treasurer, Bayview Acquisition Corp (since 2010); CPA, Penda Aiken Inc. (2009-2011) (consultant); Founder and President, DirectPay USA LLC (since 2006) (payroll company); Chief Financial Officer, Ong Corporation (2002-2010) (technology company); and Proprietor, Scott R. Chichester CPA (since 2001) (CPA firm).
			90 (40 of which are operational)	Director of Bayview Acquisition Corp (since 2010).
Kartik Kiran Shah (1977)	Trustee (since 2008)
Vice President, Business Development, Cynvenio Biosystems (2012-present); Independent Consultant, Self-Employed (2011-2012) (non-financial services); Director, Wireless Generation (2008-2011) (software).
			90 (40 of which are operational)	None.

1    Mr. Chichester is currently married to a sister of Mr. del Ama’s wife. While an “immediate family member” (as defined in Section 2(a)(19) of the 1940 Act) of Mr. del Ama would be considered an Interested Person, Mr. Chichester is not considered an immediate family member for this purpose. Although this fact was taken into consideration in determining whether Mr. Chichester should be considered to be an Independent Trustee for purposes of the Section 2(a)(19) of the 1940 Act, it was determined that this relationship was not one that should disqualify Mr. Chichester from serving as an Independent Trustee of the Trust.

Interested Trustee and Officers

Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustees During the Past 5 Years
Bruno del Ama (1976)	Trustee (since 2008); President and Chief Executive Officer (since 2008).	Chief Executive Officer, Global X Management Company ("GXMC")(since 2008); Chief Compliance Officer, GXMC (2008-2013).	None.
Jose C. Gonzalez (1976)	Chief Operating Office (since 2008); Chief Compliance Officer (2008-5/2014); Treasurer, Principal Accounting Officer and Chief Financial Officer (2008-9/2014).	Chairman, GXMC (since 2014); Chief Operating Officer, GXMC (2008 - 2/2014); Founder and President of GWM Group, Inc. (since 2006) (broker-dealer firm).	None.
Thomas K. Lynch (1956)	Treasurer, Principal Accounting Officer and Chief Financial Officer (since 9/2014); Chief Compliance Officer (since 5/2014).
Chief Compliance Officer, GXMC (since 5/2014); Senior Compliance Officer, GXMC (2/2014 - 4/2014); Compliance, Financial and Operations Consultant (2013); Chief Compliance Officer, Van Eck Associates (12/ 2006 - 2/ 2013).
None.
Daphne Tippens Chisolm (1969)	Secretary (since 2012).
General Counsel, GXMC (since 2011); Chief Compliance Officer, GXMC (1/2014 - 5/2014); Founder and President of Law Offices of DT Chisolm, P.C. (since 2009) (law firm); Counsel, Dechert (2007-2009) (law firm).
None.
Dianne M. Descoteaux (1977)	Assistant Secretary (since 2011).	Counsel at SEI Investments (since 2010); Associate at Morgan, Lewis & Bockius LLP (2006-2010).	None.
Lisa K. Whitaker (1978)	Assistant Secretary (since 2013).	Counsel at SEI Investments (since 2012); Associate Counsel and Compliance Officer at The Glendale Trust Company (2011-2012); Associate of Drinker Biddle & Reath LLP (2006-2011).	None.
Peter Rodriguez (1962)	Assistant Treasurer (since 2011).	Fund Accounting Director of the Administrator (since 2011); Mutual Fund Trading Director, SEI Global Trust Company (2009-2011); Asset Data Services Director at the Administrator (2006-2009).	None.

In addition to the information set forth in the table above, the Trustee possesses other relevant skills, perspectives, qualifications, attributes, education, and relevant experience. The following provides additional information about certain qualifications and experience of the Trustees and the reason why he was selected to serve as trustee.
Sanjay Ram Bharwani:  Mr. Bharwani has experience in capital markets, technology, risk management and security valuation. He is currently the CEO of Risk Advisors Inc., a risk management consultancy and previously served as the Chief Information Officer of a multi-strategy hedge fund. Mr. Bharwani received his MBA from the Wharton Business School.
Scott R. Chichester:  Mr. Chichester, CPA, has experience in accounting and finance, having served as CEO of a payroll business; experience as CFO of a technology start-up; experience as an accountant at a bulge bracket investment bank; experience as an auditor at a Big Four accounting firm.

Kartik Kiran Shah:  Mr. Shah has experience in organizational design, strategic planning, financial analysis and product development, having served as a senior manager in an education software and consulting business; manager of corporate strategy at a biotechnology company; and as consultant with a major management consulting firm. Mr. Shah received his MBA from the Harvard Business School.
Bruno del Ama:  Mr. del Ama has experience in the investment management industry, including as a board member of another investment adviser; management and organizational experience as chief executive officer of the Fund’s Adviser; experience as a manager at a bond insurance company; experience as a management consultant. Mr. del Ama received his MBA from the Wharton Business School.
RISK MANAGEMENT OVERSIGHT. The Fund are subject to a variety of risks, including (but not limited to) investment risk, financial risk, legal, regulatory and compliance risk, and operational risk. Consistent with its responsibility for general oversight of business and affairs of the Trust and the Fund, the Board oversees the Adviser’s day to day management of the risks to which the Trust and the Fund are subject. The Board has charged the Adviser with (i) identifying possible events and circumstances that could have demonstrable, adverse effects on the business and affairs of the Trust and the Fund; (ii) implementation of processes and controls to lessen the possibility that such events or circumstances occur or mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to continuously evaluate business and market conditions to facilitate the processes described in (i) and (ii) above. The Adviser seeks to address the day-to-day risk management of the Trust and the Fund by relying on the Trust’s compliance policies and procedures (i.e., the Trust’s compliance program) as well as the compliance programs of the Trust’s various service providers, internal control mechanisms and other risk oversight mechanisms as well as the assistance of the Trust’s sub-administrator. The Adviser also separately considers potential risks that may impact the individual Funds.
As noted above, on behalf of the Trust, the Board has adopted, and periodically reviews, various compliance policies and procedures that are designed to address certain of risks to the Trust and the Fund. In addition, under the general oversight of the Board, the Adviser and the Trust’s other service providers have adopted a variety of processes, policies, procedures and controls designed to address particular risks to which the Trust and the Fund are subject. Different processes, policies, procedures and controls are employed with respect to different types of risks. Further, the Adviser oversees and regularly monitors the investments, operations, and compliance of the Fund’s investments with various regulatory and other requirements.
Because the day to day operations of the Fund is carried out by the Adviser, the risk exposure of the Trust and the Fund are mitigated but not eliminated by the processes overseen by the Board. In addition to the risk management processes, policies, procedures, and controls implemented by the Adviser, the Board seeks to oversee the risk management structure of the Trust and the Fund directly and through its committees (as described below). In this regard, the Board has requested that the Adviser, the CCO for the Trust and the Adviser, the independent auditors for the Trust, and counsel to the Trust and Adviser provide the Board with periodic reports regarding issues that should be focused on the Board members. In large part, the Board oversees Adviser’s management of the Trust’s risk management structure through the Board’s review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, including the Trust’s CCO, regularly report to the Board on a range of matters, including those relating to risk management. In this regard, the Board periodically receives reports regarding the Trust’s service providers, either directly or through the CCO. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Trust’s compliance program and, in accordance with Rule 38a-1 under the 1940 Act, the Board receives at least annually a written report from the CCO regarding the effectiveness of the Trust’s compliance program. In connection with the CCO’s annual Rule 38a-1 compliance report to the Board, the Independent Trustees meet with the CCO in executive session to discuss the Trust’s compliance program.
Further, the Board regularly receives reports from the Adviser with respect to the Fund’s investments and securities trading and, as necessary, any fair valuation determinations made by the Advisers with respect to certain investments held by the Fund. Senior officers of the Trust and Adviser routinely report regularly to the Board on valuation matters, internal controls, accounting and financial reporting policies and practices.  In addition, the Audit Committee receives information on the Fund’s internal controls and financial reporting from the Trust’s independent registered public accounting firm.
The Board recognizes that not all risks that may affect the Fund can be identified nor can processes and controls be developed to eliminate or mitigate their occurrence or effects of certain risks. Some risks are simply beyond the reasonable control of the Fund, their management and service providers. Although the risk management process, policies and procedures of the Fund, their management and service providers are designed to be effective, there is no guarantee that they will eliminate or mitigate all such risks. Moreover, it may be necessary to bear certain risks to achieve the Fund’s investment objective.
STANDING BOARD COMMITTEES
The Board of Trustees currently has two standing committees: an Audit Committee and a Corporate Governance, Nomination and Compensation Committee. Currently, the Independent Trustee serves on each of these committees.
AUDIT COMMITTEE. The purposes of the Audit Committee are to assist the Board of Trustees in (1) its oversight of the Trust’s accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (2) its oversight of the Trust’s financial statements and the independent audit thereof; (3) selecting, evaluating and, where deemed appropriate, replacing the independent registered public accounting firm (or nominating the independent registered public accounting firm to be proposed for shareholder approval in any proxy statement); and (4) evaluating the independence of the independent registered public accounting firm. During the fiscal period ended October 31, 2013, the Audit Committee held four meetings.
CORPORATE GOVERNANCE, NOMINATION AND COMPENSATION COMMITTEE. The purposes of the Corporate Governance, Nomination and Compensation Committee are, among other things, to assist the Board of Trustees in (1) its assessment of the adequacy of the Board’s adherence to industry corporate governance best practices; (2) periodic evaluation of the operation of the Trust and meetings with management of the Trust concerning the Trust’s operations and the policies and procedures application to the Fund; (3) review, consideration and recommendation to the full Board regarding Independent Trustee compensation; (4) its identification and evaluation of potential candidates to fill a vacancy on the Board; and (5) selection from among potential candidates of a nominee to be presented to the full Board for its consideration. The Corporate Governance, Nomination and Compensation Committee will not consider shareholders’ nominees. During the fiscal period ended October 31, 2013, the Corporate Governance, Nomination and Compensation Committee held three meetings.
TRUSTEE AND OFFICER OWNERSHIP OF FUND SHARES
To the best of the Trust’s knowledge, as of the date of this Statement of Additional Information, the Trustees and Officers of the Trust, as a group, owned less than 1% of the shares of the Fund.
Securities Ownership
Listed below for the Trustee is a dollar range of securities beneficially owned in the Fund together with the aggregate dollar range of equity securities in all registered investment companies overseen by the Trustee that are in the same family of investment companies as the Trust, as of December 31, 2013.

Name of Trustee	Fund	Dollar Range of Equity Securities In Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
Independent Trustees
Sanjay Ram Bharwani	None	None	None
Scott R. Chichester	None	None	None
Kartik Kiran Shah	None	None	None
Interested Trustee
Bruno del Ama	None	None	over $100,000*
*    Shares of the Fund may be held by Global X Management Company LLC, which is controlled by Mr. del Ama and Jose C. Gonzalez.

TRUSTEE OWNERSHIP OF SECURITIES OF THE ADVISER AND RELATED COMPANIES
As of December 31, 2013, no Independent Trustee (or any of his immediate family members) owned beneficially or of record securities of any Trust investment adviser, its principal underwriter, or any person directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

Name of Independent Trustee	Name of Owners and Relationship to Director	Company	Title of Class	Value of Securities	Percent of Class
Sanjay Ram Bharwani	None	None	None	None	None
Scott R. Chichester	None	None	None	None	None
Kartik Kiran Shah	None	None	None	None	None
No Independent Trustee or immediate family member has during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $120,000; (ii) any securities interest in the principal underwriter of the Trust or the Adviser or their affiliates (other than the Trust); or (iii) any direct or indirect relationship of any nature, in which the amount involved exceeds $120,000, with:

•	the Fund;

•	an officer of the Fund;

•
an investment company, or person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or principal underwriter of the Fund;

•
an officer or an investment company, or a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or principal underwriter of the Fund;

•	the Adviser or principal underwriter of the Fund;

•	an officer of the Adviser or principal underwriter of the Fund;

•	a person directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Fund; or

•	an officer of a person directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Fund.
TRUSTEE COMPENSATION
The Interested Trustee is not compensated by the Trust. Rather, he is compensated by the Adviser. Independent Trustee fees are paid from the unitary fee paid to the Adviser by the Fund. All of the Independent Trustees are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings (these other expenses are subject to Board review to ensure that they are not excessive). The Trust does not accrue pension or retirement benefits as part of The Fund’s expenses, and Trustees are not entitled to benefits upon retirement from the Board of Trustees. The Trust’s officers receive no compensation directly from the Trust.
The following sets forth the fees expected to be paid to each Independent Trustee for the fiscal year ended October 31, 2014.

Name of Independent Trustee	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Total Compensation from Trust
Sanjay Ram Bharwani	$925	$0	$37,000
Scott R. Chichester	$925	$0	$37,000
Kartik Kiran Shah	$925	$0	$37,000
*    This information is provided for the period August 31, 2014 - October 31, 2014.
CODE OF ETHICS
The Trust, the Adviser, and the Distributor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser, and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes permit personnel subject to them to invest in securities, including securities that may be held or purchased by the Fund. The codes are on file with the SEC and are available to the public.
INVESTMENT ADVISER
The Adviser, Global X Management Company LLC, serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement between the Trust and the Adviser. It is registered as an investment adviser with the SEC and is located at 623 Fifth Ave, 15th floor, New York, NY 10022. Bruno del Ama and Jose C. Gonzalez own more than 25% of the outstanding shares of the Adviser, which was organized in Delaware on March 28, 2008 as a limited liability company.
Pursuant to a Supervision and Administration Agreement between the Trust and the Adviser, the Adviser oversees the operation of the Fund, provides or causes to be furnished the advisory, supervisory, administrative, distribution, transfer agency, custody and all other services necessary for the Fund to operate, and exercises day-to-day oversight over the Fund’s service providers. Under the Supervision and Administration Agreement, the Adviser also bears all the fees and expenses incurred in connection with its obligations under the Supervision and Administration Agreement, including, but not limited to, the costs of various third-party services required by the Fund, including audit, certain custody, portfolio accounting, legal, transfer agency and printing costs, except those fees and expenses specifically assumed by the Trust on behalf of the Fund.
Under the Investment Advisory Agreement between the Trust and the Adviser, the Adviser is responsible for the overall management of the investment portfolio of the Fund. The ability of the Adviser to successfully implement the Fund's investment strategies will influence the Fund's performance significantly.
The Fund pays the Adviser a fee (“Management Fee”) for the advisory, supervisory, administrative and other services it requires under an all-in fee structure. The Fund will pay a monthly Management Fee to the Adviser at the annual rate (stated as a percentage of the Fund’s respective average daily net assets) of 0.65%.
The Fund also bears certain other expenses, which are specifically excluded from being covered under the Management Fee and the Supervision and Administration Agreement (“Excluded Expenses”) and may vary and will affect the total level of expenses paid by the Fund. Such Excluded Expenses include taxes, brokerage fees, commissions and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses). The Fund also bears asset-based custodial fees not covered by the Supervision and Administration Agreement.
The Adviser and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund also may invest. The Adviser does not use inside information in making investment decisions on behalf of the Fund.
Each of the Supervision and Administration Agreement and the related Investment Advisory Agreement remains in effect for two (2) years from its effective date and thereafter continues in effect for as long as its continuance is specifically approved at least annually, by (1) the Board of Trustees of the Trust, or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Investment Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each of the Supervision and Administration Agreement and the related Investment Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the Fund’s shareholders, on 60 calendar days written notice to the Adviser, and by the Adviser on the same notice to the Trust, and that it shall be automatically terminated if it is assigned.
Each of the Supervision and Administration Agreement and the related Investment Advisory Agreement provides that the Adviser shall not be liable to the Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Investment Advisory Agreement also provides that the Adviser may engage in other businesses, devote time and attention to any other business, whether of a similar or dissimilar nature, and render investment advisory services to others.
PORTFOLIO MANAGERS
PORTFOLIO MANAGERS
Adviser
The portfolio managers Bruno del Ama, Jose C. Gonzalez, Luis Berruga, and Chang Kim are employees of the Adviser.
Sub-Adviser
The portfolio manager Yuke Wang is an employee of the Sub-Adviser.
Portfolio Manager’s Compensation
The Adviser believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a salary and are eligible to receive an annual bonus. The portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect the portfolio manager’s relative experience and contribution to the Funds. Base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates. The annual incentive bonus opportunity provides cash bonuses based upon each Fund’s performance and individual contributions. As shareholders of the Adviser, Bruno del Ama and Jose C. Gonzalez also may benefit economically from any profits generated by the Adviser.
Other Accounts Managed by a Portfolio Manager
 It is anticipated that the portfolio manager will be responsible for multiple investment accounts, including other investment companies registered under the 1940 Act. As a general matter, certain conflicts of interest may arise in connection with the portfolio manager’s management of a Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of a Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements and conflicts relating to selection of brokers or dealers to execute a Fund’s trades. The Adviser has structured the portfolio manager’s compensation in a manner, and the Funds and the Adviser have adopted policies, procedures and a code of ethics, reasonably designed to safeguard the Funds from being negatively affected as a result of any such conflicts that may arise.
 The Adviser portfolio managers were responsible for the management of the following accounts as of October 31, 2013, unless otherwise stated:

	Other Accounts Managed			Accounts With Respect To Which The Advisory Fee Is Based On The Performance of The Account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Bruno del Ama	Registered investment companies	36	$2,545,464,739	0	$0.00
	Other pooled investment vehicles	0	$0.00	0	$0.00
	Other accounts	0	$0.00	0	$0.00

Jose C. Gonzalez	Registered investment companies	36	$2,545,464,739	0	$0.00
	Other pooled investment vehicles	0	$0.00	0	$0.00
	Other accounts	0	$0.00	0	$0.00

Luis Berruga*	Registered investment companies	38	$3,303,479,246	0	$0.00
	Other pooled investment vehicles	0	$0.00	0	$0.00
	Other accounts	0	$0.00	0	$0.00

Chang Kim*	Registered investment companies	38	$3,303,479,246	0	$0.00
	Other pooled investment vehicles	0	$0.00	0	$0.00
	Other accounts	0	$0.00	0	$0.00

*    Mr. Burruga and Kim were appointed portfolio managers of the fund complex on February 28, 2014 and the assets under management are as of February 28, 2014. The Adviser does not believe that management of the various accounts presents a material conflict of interest for Messrs. del A ma, Gonzalez, Berruga, and Kim.
The Sub-Adviser portfolio manager was responsible for the management of the following accounts as of October 31, 2014, unless otherwise stated:

	Other Accounts Managed			Accounts With Respect To Which The Advisory Fee Is Based On The Performance of The Account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Yuke Wang	Registered investment companies	0	0	0	$0.00
	Other pooled investment vehicles	3	$527,000,000	0	$0.00
	Other accounts	0	0	0	$0.00

Disclosure of Securities Ownership
Listed below for the Portfolio Manager is a dollar range of securities beneficially owned in the Fund as of the date of this SAI.

Name of Portfolio Manager	Fund	Dollar Range of Equity Securities In Fund
Bruno del Ama	Global X GF China Bond ETF	None
Jose C. Gonzalez	Global X GF China Bond ETF	None
Luis Berruga	Global X GF China Bond ETF	None
Chang Kim	Global X GF China Bond ETF	None
Yuke Wang	Global X GF China Bond ETF	None
BROKERAGE TRANSACTIONS
The policy of the Trust regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and in various jurisdictions. The Adviser effects transactions for the Fund with those brokers and dealers that the Adviser believes provide the most favorable prices and are capable of providing the most efficient and best execution of trades. The primary consideration of the Adviser is to seek prompt execution of orders at the most favorable net price. The sale of Shares by a broker-dealer is not a factor in the selection of broker-dealers. The Adviser and its affiliates do not currently participate in any soft dollar transactions, although the Adviser relies on Section 28(e) of the 1934 Act in effecting or executing transactions for the Fund. Accordingly, in selecting broker-dealers to execute a particular transaction, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) provided to the Fund and/or other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser may cause the Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Fund. Such brokerage and research services might consist of reports and statistics on specific companies or industries or broad overviews of the securities markets and the economy. Shareholders of the Fund should understand that the services provided by such brokers may be useful to the Adviser in connection with its services to other clients.
The Adviser assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Fund are considered at or about the same time, transactions in such securities are allocated among the Fund in a manner deemed equitable to the Fund by the Adviser. Bundling or bunching transactions for the Fund is intended to result in better prices for portfolio securities and lower brokerage commissions, which should be beneficial to the Fund.
PROXY VOTING
The Fund have delegated proxy voting responsibilities to the Adviser, subject to the Boards of Trustees’ oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Fund’s and its shareholders' best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has adopted proxy voting policies and guidelines for this purpose ("Proxy Voting Policies") and the Adviser has engaged a third party proxy solicitation firm which is responsible for the actual voting of all proxies in a timely manner, while the CCO is responsible for monitoring the effectiveness of the Proxy Voting Policies. The Proxy Voting Policies have been adopted by the Trust as the policies and procedures that the Adviser will use when voting proxies on behalf of the Fund.

I. General Policy
The Proxy Voting Policies address, among other things, material conflicts of interest that may arise between the interests of the Fund and the interests of the Adviser. The Proxy Voting Policies will ensure that all issues brought to shareholders are analyzed in light of the Adviser’s fiduciary responsibilities.
In voting to elect board nominees for uncontested seats, the following factors will be taken into account: (i) whether majority of the company’s directors are independent; (ii) whether key board committees are entirely composed of independent directors; (iii) excessive board memberships and professional time commitments to effectively serve the company’s board; and (iv) the attendance record of incumbent directors at board and committee meetings.
Equity compensation plans will also be reviewed on a case-by-case basis based upon their specific features. For example, stock option plans will be evaluated using criteria such as: (i) whether the plan is performance-based; (ii) dilution to existing shareholders; (iii) the cost of the plan; (iv) whether discounted options are allowed under the plan; (v) whether the plan authorizes the re-pricing of options or reload options without shareholder approval; and (vi) the equity overhang of all plans. Similarly, employee stock purchase plans generally will be supported under the guidelines upon consideration of factors such as (i) whether the plan sets forth adequate limits on share issuance; (ii) whether participation limits are defined; and (iii) whether discounts to employees exceed a threshold amount.
The Proxy Voting Policies provide for review and vote on shareholder proposals on a case-by-case basis. In accordance with this approach, these guidelines support a shareholder proposal upon the compelling showing that it has a substantial economic impact on shareholder value. As such, proposals that request that the company report on environmental, labor or human rights issues are only supported when such concerns pose a substantial risk to shareholder value.
II. Record of Proxy Voting
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended October 31 is available (1) without charge, upon request, by calling 1-888-843-7824 and (2) on the SEC’s website at www.sec.gov.
SUB-ADMINISTRATOR
SEI Investments Global Funds Services (“SEIGFS”), located at One Freedom Valley Drive Oaks, PA 19456, serves as Sub-Administrator to the Fund. As sub-administrator, SEIGFS provides the Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting and secretarial services; the calculation of NAV; and the preparation and filing of all reports, registration statements, proxy statements and all other materials required to be filed or furnished by the Fund under federal and state securities laws. As compensation for these services, the sub-Administrator receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from its fees.
DISTRIBUTOR
The Trust has entered into a Distribution Agreement under which SEI Investments Distribution Co. (“SIDCO”), with principal offices at One Freedom Valley Drive Oaks, PA 19456, as agent, receives orders to create and redeem shares in Creation Unit Aggregations and transmits such orders to the Trust’s Custodian and Transfer Agent. The Distributor has no obligation to sell any specific quantity of Fund shares. SIDCO bears the following costs and expenses relating to the distribution of shares: (i) the costs of processing and maintaining records of creations of Creation Units; (ii) all costs of maintaining the records required of a registered broker/dealer; (iii) the expenses of maintaining its registration or qualification as a dealer or broker under federal or state laws; (iv) filing fees; and (v) all other expenses incurred in connection with the distribution services as contemplated in the Distribution Agreement. No compensation is payable by the Trust to SIDCO for such distribution services. The Distribution Agreement provides that the Trust will indemnify SIDCO against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by SIDCO, or those resulting from the willful misfeasance, bad faith or gross negligence of SIDCO, or SIDCO’s reckless disregard of its duties and obligations under the Distribution Agreement. The Distributor, its affiliates and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or the Fund. The Distributor is not affiliated with the Trust, the Adviser or any stock exchange.

Additionally, the Adviser or its affiliates may, from time to time, and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor or to otherwise promote the sale of shares.
CUSTODIAN AND TRANSFER AGENT
Brown Brothers Harriman & Co. (“BBH”), located at 40 Water Street, Boston, MA 02109, serves as Custodian of Funds’ assets. The custodian relationship is managed through SIDCO. As Custodian, BBH has agreed to (1) make receipts and disbursements of money on behalf of the Fund, (2) collect and receive all income and other payments and distributions on account of the Fund’s portfolio investments, (3) respond to correspondence from shareholders, security brokers and others relating to its duties; and (4) make periodic reports to the Fund concerning the Fund’s operations. BBH does not exercise any supervisory function over the purchase and sale of securities. As compensation for these services, the Custodian receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from its fees.
As Transfer Agent, BBH has agreed to (1) issue and redeem shares of the Fund, (2) make dividend and other distributions to shareholders of the Fund, (3) respond to correspondence by Funds shareholders and others relating to its duties; (4) maintain shareholder accounts, and (5) make periodic reports to the Fund. As compensation for these services, the Transfer Agent receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from its fees.
DESCRIPTION OF SHARES
The Declaration of Trust of the Trust (“Declaration”) permits the Trust’s Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees or Trust may create additional series and the series may be divided into classes.
Under the terms of the Declaration, the share of the Fund represents a proportionate interest in the particular Fund with the other share of its class in the same Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are authorized by the Trustees and declared by the Trust. Upon any liquidation of the Fund, shareholders of the class of the Fund are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by the Fund may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund. The Trust also may suspend or postpone the recording of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of the Fund are redeemable at the unilateral option of the Trust. The Declaration permits the Board to alter the number of shares constituting a Creation Unit or to specify that shares of beneficial interest of the Trust may be individually redeemable. Shares when issued as described in the Prospectus are validly issued, fully paid and non-assessable. In the interests of economy and convenience, certificates representing shares of the Fund are not issued.
Following the creation of the initial Creation Unit Aggregation(s) of the Fund and immediately prior to the commencement of trading in the Fund’s shares, a holder of shares may be a “control person” of the Fund, as defined in the 1940 Act. The Fund cannot predict the length of time for which one or more shareholders may remain a control person of the Fund.
The proceeds received by the Fund for the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors of the Fund, will be specifically allocated to and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect to the Fund and with a share of the general liabilities of the Trust. Expenses with respect to the Fund normally are allocated in proportion to the NAV of the Fund except where allocations of direct expenses can otherwise be fairly made.

Shareholders are entitled to one vote for the full share held and proportionate fractional votes for fractional shares held. The Fund and other funds of the Trust entitled to vote on a matter will vote in the aggregate and not by Fund, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular Fund or class.
Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of the investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of the investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an Investment Advisory Agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in the fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above.
The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, the share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders to one vote for the share represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as “dollar-based voting”). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from the other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, the President or Secretary of the Trust or upon the written request of holders of at least a majority of the shares entitled to vote at such meeting. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration and such other matters as the Trustees may determine or may be required by law.
The Declaration authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a “master-feeder” structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.
The Declaration also authorizes the Trustees, in connection with the termination or other reorganization of the Trust or any series or class by way of merger, consolidation, the sale of all or substantially all of the assets, or otherwise, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such termination or reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of the group of shareholders that are so classified.
The Declaration permits the Trustees to amend the Declaration without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders specified in the Declaration; (ii) that is required by law to be approved by shareholders; (iii) to the amendment section of the Declaration; or (iv) that the Trustees determine to submit to shareholders.
The Declaration permits the termination of the Trust or of any series or class of the Trust: (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

In the event of a termination of the Trust or the Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Unit Aggregations or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash, or for a combination of cash or securities.
The Declaration provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. Additionally, subject to applicable federal law, no person who is or who has been a Trustee or officer of the Trust shall be liable to the Trust or to any shareholder for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. However, nothing in the Declaration protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration provides for indemnification of Trustees and officers of the Trust unless the indemnitee is liable to the Trust or any shareholder by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
The Declaration provides that the shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Declaration.
The Declaration provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) the shareholder was a shareholder at the time of the action complained of; (ii) the shareholder was a shareholder at the time demand is made; (iii) the shareholder must make demand to the Trustees before commencing at derivative action on behalf of the Trust; (iv) any shareholders that hold at least 10% of the outstanding shares of the Trust (or 10% of the outstanding shares of the series or class to which such action relates) must join in the request for the Trustees to commence such action; and (v) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Declaration also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and will require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.
The term “majority of the outstanding shares” of either the Trust or a particular Fund or investment portfolio means, with respect to the approval of an Investment Advisory Agreement, a distribution plan or a change in the Fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Fund or portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Fund or portfolio.
BOOK-ENTRY ONLY SYSTEM
The following information supplements and should be read in conjunction with the Shareholder Information section in the Prospectus. The Depository Trust Company (“DTC”) Acts as Securities Depository for the Shares of the Trust. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is a subsidiary of the Depository Trust and Clearing Corporation (“DTCC”), which is owned by its member firms including international broker/dealers, correspondent and clearing banks, mutual fund companies and investment banks. Access to the DTC system is also available to others such as banks, brokers, dealers and Trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares.
Beneficial Owners of shares are not entitled to have shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, the Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all shares for all purposes.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the share holdings of the DTC Participant. The Trust shall inquire of the such DTC Participant as to the number of Beneficial Owners holding shares of the Fund, directly or indirectly, through such DTC Participant. The Trust shall provide the such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to the such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange on which shares are listed.
PURCHASE AND REDEMPTION OF CREATION UNITS
CREATION UNIT AGGREGATIONS
The Trust issues and sells shares of the Fund only in Creation Unit Aggregations. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

PURCHASE AND ISSUANCE OF CREATION UNIT AGGREGATIONS
General. The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the Fund’s NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form.
A “Business Day” with respect to the Fund is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Portfolio Deposit. The consideration for purchase of a Creation Unit of shares of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) constituting an optimized representation of the Fund’s Underlying Index and an amount of cash in U.S. dollars computed as described below (the “Cash Component”). Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The Cash Component is an amount equal to the Balancing Amount (as defined below). The “Balancing Amount” is an amount equal to the difference between (x) the net asset value (per Creation Unit) of the Fund and (y) the “Deposit Amount” which is the market value (per Creation Unit) of the Deposit Securities. The Balancing Amount serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Amount. If the Balancing Amount is a positive number (i.e., the net asset value per Creation Unit is more than the Deposit Amount), the Authorized Participant will deliver the Balancing Amount. If the Balancing Amount is a negative number (i.e., the net asset value per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Balancing Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities shall be the sole responsibility of the Authorized Participant that purchased the Creation Unit. The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.
The Adviser makes available through the National Securities Clearing Corporation (“NSCC”) on the Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of the Deposit Security to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for the Fund. Such Portfolio Securities are applicable, subject to any adjustments as described below, to purchases of Creation Units of a given Fund until such time as the next-announced Deposit Securities composition is made available.
The identity and number of shares of the Deposit Securities required for a Portfolio Deposit for the Fund changes pursuant to changes in the composition of the Fund’s Portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the Underlying Index.
In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (that is a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below) or for other similar reasons. The Trust also reserves the right to permit or require a “cash in lieu” amount where the delivery of Deposit Securities by the Authorized Participant (as described below) would be restricted under the securities laws or where delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit, in the composition of the Underlying Index, or resulting from stock splits and other corporate actions.
In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Portfolio Deposit, on the Business Day, the Cash Component effective through and including the previous Business Day, per outstanding Creation Unit of the Fund, will be made available.
Role of the Authorized Participant. Creation Units of shares may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor (an Authorized Participant). Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized

Participant will make available in advance of the purchase of Creation Units an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fee described below. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants that have international capabilities. A list of the current Authorized Participants may be obtained from the Distributor.
Purchase Order. To initiate an order for a Creation Unit of shares of the Fund, the Authorized Participant must submit to the Distributor an irrevocable order to purchase shares of the Fund. With respect to the Fund, the Distributor will notify the Adviser and the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). The Custodian shall cause the appropriate local sub-custodian(s) of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Portfolio Deposit (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cut-Off Time (as defined below) on such Business Day.
The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Trust, immediately available or same day funds in U.S. dollars estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the Exchange.
Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.
Timing of Submission of Purchase Orders. An Authorized Participant must submit an irrevocable purchase order no later than the earlier of (i) 4:00 p.m., Eastern Time or (ii) the closing time of the trading session on the relevant Fund’s Exchange, on any Business Day in order to receive that Business Day’s NAV.
Acceptance of Purchase Order. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Trust are in place for payment of the Cash Component and any other cash amounts which may be due, the Trust will accept the order, subject to its right (and the right of the Distributor and the Adviser) to reject any order until acceptance.
Once the Trust has accepted an order, upon next determination of the NAV of the shares, the Trust will confirm the issuance of a Creation Unit of the Fund, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.
The Trust reserves the absolute right to reject or revoke acceptance of a purchase order transmitted to it by the Distributor in respect of the Fund if (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the Deposit Securities delivered do not conform to the identify and number of shares disseminated through the facilities of the NSCC for that date by the Adviser, as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy or computer failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, the Adviser, the Fund’s Custodian, a sub-custodian or any other participant in the creation process; and similar extraordinary events. The Trust shall notify a prospective purchaser and/or the Authorized Participant acting on behalf of such person of its rejection of the order of such person. The Trust, the Fund’s Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall either of them incur any liability for the failure to give any such notification.
Issuance of a Creation Unit. Except as provided herein, a Creation Unit of shares of the Fund will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component have been completed. When the applicable local sub-custodian(s) have confirmed to the Custodian that the required securities included in the Portfolio Deposit (or the cash value thereof) have been delivered to the account of the applicable local sub-custodian or sub-custodians, the Distributor and the Adviser shall be notified of such delivery, and the Trust will issue, and cause the delivery of the Creation Unit. Creation Units typically are issued on a “T+3 basis” (that is three Business Days after trade date). However, as discussed in Appendix A, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+3 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.
To the extent contemplated by an Authorized Participant’s agreement with the Distributor, the Trust will issue Creation Units to such Authorized Participant notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value equal to 110%, which the Adviser may change from time to time, of the value of the missing Deposit Securities in accordance with the Trust’s then-effective procedures. Such collateral must be delivered no later than 2:00 p.m., Eastern Time, on the contractual settlement date. The only collateral that is acceptable to the Trust is cash in U.S. Dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Trust. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Trust’s current procedures for collateralization of missing Deposit Securities is available from the Distributor. The Authorized Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the cash collateral or the amount that may be drawn under any letter of credit.
In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis. All questions as to the number of shares of the security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Cash Purchase Method. When cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In addition, the Trust may in its discretion make Creation Units of any of the other funds available for purchase and redemption in U.S. dollars. In the case of a cash purchase, the investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Trust’s brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor will be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities. The transaction fees for in-kind and cash purchases of Creation Units are described below.
Purchase Transaction Fee. A fixed purchase transaction fee payable to the Custodian is imposed on the creation transaction regardless of the number of Creation Units purchased in the transaction. Purchasers of Creation Units for cash are required to pay an additional variable charge to compensate the relevant Fund for brokerage and market impact expenses relating to investing in portfolios securities. Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the “cash in lieu” portion of its investment. Purchasers of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. Investors who use the services of a broker, or other such intermediary may be charged a fee for such services. The purchase transaction fees for in-kind purchases and cash purchases (when available) are listed in the table below. Fees may be waived for the Fund until it reaches a certain asset size. This table is subject to revision from time to time.

Fund	Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases*
Global X GF China Bond ETF	$1000	3%
*     As a percentage of the value of the amount invested.
REDEMPTION OF CREATION UNITS
Shares of the Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor. The Trust will not redeem shares in amounts less than Creation Units. Beneficial owners also may sell shares in the secondary market, but must accumulate enough shares to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.
With respect to the Fund the Adviser makes available through the NSCC prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on the Business Day, the identity and number of shares that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Portfolio Securities”). Portfolio Securities received on redemption may not be identical to Deposit Securities that are applicable to creation of Creation Units. Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Portfolio Securities on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Portfolio Securities, less the redemption transaction fee described below. The redemption transaction fee described below is deducted from such redemption proceeds.
A fixed redemption transaction fee payable to the Custodian is imposed on the redemption transaction. Redemptions of Creation Units for cash are required to pay an additional variable charge to compensate the relevant Fund for brokerage and market impact expenses relating to disposing of portfolio securities. The redemption transaction fee for redemptions in kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are listed in the table below. Fees may be waived for the Fund until it reaches a certain asset size. Investors will also bear the costs of transferring the Portfolio Deposit from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

Fund	Fee for In-Kind and Cash Redemptions	Maximum Additional Variable Charge for Cash Redemptions*
Global X GF China Bond ETF	$1000	2%
*    As a percentage of the net asset value per Creation Unit, inclusive of the standard redemption transaction fee.
Redemption requests in respect of Creation Units must be submitted to the Distributor by or through an Authorized Participant. Investors other than Authorized Participants are responsible for making arrangements for a redemption request through an Authorized Participant. An Authorized Participant must submit an irrevocable redemption request no later than the earlier of (i) 4:00 p.m., Eastern Time or (ii) the closing time of the trading session on the relevant Fund’s Exchange, on any Business Day in order to receive that Business Day’s NAV.
The Distributor will provide a list of current Authorized Participants upon request. The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Distributor in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any given time there will be only a limited number of broker-dealers that have executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
Orders to redeem Creation Unit Aggregations of funds based on foreign indexes must be delivered through an Authorized Participant that has executed an Authorized Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. An order to redeem Creation Unit Aggregations of the Fund is deemed received by the Trust on the Business Day if: (i) such order is received by the Fund’s Distributor not later than the closing time of the applicable Exchange on the applicable Business Day; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to the Fund’s Custodian no later than 10:00 a.m., Eastern Time, on the next Business Day following the day the order was transmitted; and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed. Deliveries of Fund securities to redeeming investors generally will be made within three Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for the Fund may take longer than three Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods as described in Appendix A.
A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit of shares being redeemed through the book-entry system of DTC so as to be effective by the Exchange closing time on any Business Day and (ii) a request in form satisfactory to the Trust is received by the Distributor from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by 10:00 a.m., Eastern Time, on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.
Upon receiving a redemption request, the Distributor shall notify the Trust and the Trust’s Transfer Agent of such redemption request. The tender of an investor’s shares for redemption and the distribution of the cash redemption payment in respect of Creation Units redeemed will be effected through DTC and the relevant Authorized Participant to the beneficial owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.
In connection with taking delivery of shares of Portfolio Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner, or Authorized Participant acting on behalf of such Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in the jurisdiction in which any of the Portfolio Securities are customarily traded, to which account such Portfolio Securities will be delivered.
Deliveries of redemption proceeds by the Fund generally will be made within three Business Days (that is “T+3”). However, as discussed in Appendix A, the Fund reserves the right to settle redemption transactions and deliver redemption proceeds on a basis other than T+3 to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances. For the country relating to the Fund, Appendix A hereto identifies the instances where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, in respect of the Fund, the Trust will make delivery of in-kind redemption proceeds within the number of days stated in Appendix A to be the maximum number of days necessary to deliver redemption proceeds.

If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of the portfolio securities in the applicable jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Portfolio Securities in such jurisdiction, the Trust may in its discretion redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Trust may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Portfolio Securities). The Trust may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differ from the exact composition of the Portfolio Securities but does not differ in NAV. Redemptions of shares for Deposit Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Deposit Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.
In the event that cash redemptions are permitted or required by the Trust, proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter, except for the instances listed in Appendix A hereto where more than seven calendar days would be needed).
To the extent contemplated by an Authorized Participant’s agreement with the Distributor, in the event the Authorized Participant that has submitted a redemption request in proper form is unable to transfer all or part of the Creation Units to be redeemed to the Trust, at or prior to 10:00 a.m., Eastern Time, on the Business Day after the date of submission of such redemption request, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value equal to 110%, which the Adviser may change from time to time, of the value of the missing shares in accordance with the Trust’s then-effective procedures. The only collateral that is acceptable to the Trust is cash in U.S. dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Trust. The Trust’s current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be held by the Trust’s Custodian, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Authorized Participant Agreement permits the Trust to purchase the missing shares or acquire the portfolio securities and the Cash Component underlying such shares at any time and subjects the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Portfolio Securities or Cash Component and the cash collateral or the amount that may be drawn under any letter of credit.
Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of such Fund, or to purchase or sell shares of such Fund on the Exchange, on days when the NAV of such Fund could be significantly affected by events in the relevant foreign markets.
The right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its net asset value is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

TAXES
FEDERAL - GENERAL INFORMATION
The Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code. As a regulated investment company, the Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its tax-exempt income and 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. The Fund intends to make sufficient distributions or deemed distributions the year to avoid liability for corporate income tax. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.
In addition to satisfaction of the Distribution Requirement, the Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from an interest in a qualified publicly traded partnership. A “qualified publicly traded partnership” is generally defined as a publicly traded partnership under Section 7704 of the Code, which is generally a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”. However, for these purposes, a qualified publicly traded partnership does not include a publicly traded partnership if 90% or more of its income is described in above.
A RIC may remedy a failure to meet this 90% source-of-income test as long as such failure was due to reasonable cause and not willful neglect and the RIC pays a penalty for non-compliance is equal to the amount by which the non-qualifying income exceeds one-ninth of its qualifying gross income.
Also, at the close of the quarter of its taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to which the Fund does not hold more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities (including securities of a qualified publicly traded partnership) of such issuer), and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (i) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (ii) two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or (iii) one or more qualified publicly traded partnerships. The Fund intends to comply with these requirements. A RIC may cure a failure to meet these asset-diversification tests in certain circumstances.
If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, the shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits.
The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income the calendar year to avoid liability for this excise tax.
The Fund intends to distribute annually to its shareholders all or substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund may designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by the shareholder. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service.
Distributions of net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income except as described below for qualified dividends.
If an individual, trust or estate receives a qualified dividend qualifying for long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.
Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to the shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.
Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (that is, the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
BACK-UP WITHHOLDING
In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number; (2) is subject to backup withholding by the Internal Revenue Service; (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).
SECTIONS 351 AND 362
The Trust on behalf of the Fund has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If the Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to the Fund or its shareholders. The Trust also has the right to require information necessary to determine deemed and beneficial share ownership for purposes of the 80% determination.

QUALIFIED DIVIDEND INCOME
Distributions by the Fund of investment company taxable income (excluding any short-term capital gains) whether received in cash or shares will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 20% to the extent the Fund receives qualified dividend income on the securities it holds (including qualified dividend distributions received from other RICs in which the Fund invests) and the Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex dividend with respect to such dividend (and the Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code.
CAPITAL GAINS
Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund’s net capital gains will be taxable as long-term capital gains.
CORPORATE DIVIDENDS RECEIVED DEDUCTION
The Fund’s dividends that are paid to its corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations.
NET CAPITAL LOSS CARRYFORWARDS
To the extent that the Fund has capital loss carryforwards from prior tax years, those carryforwards will reduce the net capital gains that can support the Fund’s distribution of capital gain dividends. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. A RIC is permitted to carry forward net capital losses indefinitely and may allow losses to retain their original character (as short or as long-term).
MEDICARE TAX
For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which includes dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.
EXCESS INCLUSION INCOME
Certain types of income received by the Fund from real estate investment Trusts (“REITs”), real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) as UBTI cause a charitable remainder Trust to be subject to a 100% excise tax on its UBTI; (3) not be offset against net operating losses for tax purposes; (4) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (5) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.

TAXATION OF INCOME FROM CERTAIN FINANCIAL INSTRUMENTS AND PFICS
The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by the Fund including the effect of fluctuations in the value of foreign currencies, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.
In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.
Options, Futures, Forward Contracts, Swap Agreements, Hedges, Straddles and Other Transactions. In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized (i) when the option contract expires, (ii) the option is exercised by the holder, or (iii) the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. The gain or loss that may arise in respect of any termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss, depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.
Certain covered call writing activities of the Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Internal Revenue Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or fail to qualify for the 70% dividends-received deduction, as the case may be.
The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by section 1256 of the Internal Revenue Code (“Section 1256 Contracts”). Gains or losses on Section 1256 Contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 Contracts held by the Fund at the end of the taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.
In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements) as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance may be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid the Fund-level tax. The Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.
Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between the Fund’s book income and the sum of its taxable income and net tax-exempt income (if any). If there is a difference between the Fund’s book income and the sum of its taxable income and net tax-exempt income (if any), the Fund may be required to distribute amounts in excess of its book income or a portion of Fund distributions may be treated as a return of capital to shareholders. If the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.
Commodities. In August, 2011, the Internal Revenue Service (“IRS”) announced that it would stop issuing private letter rulings authorizing favorable tax treatment for funds that invest indirectly in commodities through offshore subsidiaries or certain derivatives based upon commodities. The IRS has previously issued a number of private letter rulings to funds in this area, concluding that such investments generate “qualifying income” for RIC qualification purposes. It is unclear how long this suspension will last. The IRS has not indicated that any previously issued rulings in this area will be affected by this suspension This suspension of guidance by the IRS means that the tax treatment of such investments is now subject to some uncertainty.
Original Issue Discount, Pay-In-Kind Securities, Market Discount and Commodity-Linked Notes. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.
Some debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligations issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. In the case of higher-risk securities, the amount of market discount may be unclear. See “Higher-Risk Securities.”
Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. The Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.
If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution the year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.
Higher-Risk Securities. To the extent such investments are permissible for the Fund, the Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. In limited circumstances, it may also not be clear whether the Fund should recognize market discount on a debt obligation, and if so, what amount of market discount the Fund should recognize. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.
Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.
Interest paid on debt obligations owned by the Fund, if any, that are considered for U.S. tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.
Tax-Exempt Shareholders. A tax-exempt shareholder could recognize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Internal Revenue Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).
In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Internal Revenue Code) that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in the Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund that recognizes “excess inclusion income,” then the regulated investment company will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Fund.

Passive Foreign Investment Companies. A passive foreign investment company (“PFIC”) is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.
Equity investments by the Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, if the Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the PFIC s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, the Fund may make an election to mark the gains (and to a limited extent losses) in its PFIC holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”
Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.
Foreign Currency Transactions. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the re-characterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.
FATCA Reporting and Withholding Requirements.
Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund will be required to withhold 30% of the ordinary dividends it pays, and the gross proceeds of share redemptions and certain capital gain dividends it pays after December 31, 2016, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or foreign individual that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or W-8BEN, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as foreign investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the Internal Revenue Service in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify itself and may be required to provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. A foreign shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement. Shareholders are urged to consult a tax advisor regarding the impact of these requirements on their investment in the Fund.

SALES OF SHARES
Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.
OTHER TAXES
Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on the shareholder’s particular situation.
FOREIGN TAXES
It is expected that certain income of the Fund will be subject to foreign withholding taxes and other taxes imposed by countries in which the Fund invest. If the Fund is liable for foreign income taxes, including such withholding taxes, the Fund may meet the requirements of the Code for “passing through” to its shareholders the foreign taxes paid, but there can be no assurance that the Fund will be able to do so. Under the Code, if more than 50% of the value of the Fund’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service to “pass through” to the Fund’s shareholders the amount of foreign income taxes paid by the Fund. The Fund expect to be able to make this election, though no assurance can be given that they will be able to do so. Pursuant to this election, a shareholder (a) will include in gross income (in addition to taxable dividends actually received) the shareholder’s pro rata share of the foreign income taxes paid by the Fund; (b) will treat the shareholder’s pro rata share of such foreign income taxes as having been paid by the shareholder; and (c) may, subject to certain limitations, be entitled either to deduct the shareholder’s pro rata share of such foreign income taxes in computing the shareholder’s taxable income or to use it as a foreign tax credit against U.S. income taxes. Shortly after any year for which the Fund makes such a pass-through election, the Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in the shareholder’s gross income and the amount which will be available for deduction or credit.
If the Fund does not make the election, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its net investment income. Absent this election, shareholders will not be able to claim either a credit or deduction for their pro rata shares of such taxes paid by the Fund, nor will shareholders be required to treat their pro rata shares of such taxes as amounts distributed to them.
The rules governing foreign tax credits are complex and, therefore, shareholders should consult their own tax Advisors regarding the availability of foreign tax credits in their particular circumstances.
TAXATION OF NON-U.S. SHAREHOLDERS
Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.
A Fund distribution to a foreign shareholder attributable to the Fund’s sale of a real estate investment trust will be treated as real property gain subject to 35% withholding tax if the foreign shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution. Restrictions apply regarding wash sales and substitute payment transactions.
COST BASIS REPORTING
As of January 1, 2012, federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s when shares are sold.
The Fund has chosen a standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances. The Fund's shareholders will be notified as to which default tax lot identification method the Fund will use.
The Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes but the Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.
REPORTING
If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder may be required to file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax Advisors to determine the applicability of these regulations in light of their individual circumstances. Under recently enacted legislation, certain tax-exempt entities and their managers may be subject to excise tax if they are parties to certain reportable transactions.
The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.
NET ASSET VALUE
The NAV for the Fund is calculated by deducting all of the Fund’s liabilities (including accrued expenses) from the total value of its assets (including the securities held by the Fund plus any cash or other assets, including interest and dividends accrued but not yet received) and dividing the result by the number of shares outstanding, and generally rounded to the nearest cent, although the Fund reserves the right to calculate its NAV to more than two decimal places. The NAV for the Fund will generally be determined by SEIGFS once daily Monday through Friday generally as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m. Eastern Time) on the day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Bond Market Association announces an early closing time.
In calculating the Fund's NAV, the Fund investments will be valued using market valuations, if readily available; otherwise the Fund investments will be fair valued. A market valuation generally means a valuation (i) obtained from an exchange and a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost provided the amortized cost is approximately the value on current sale of the security. In the case of shares of the Fund that are not traded on an exchange, a market valuation means the Fund’s published NAV per share. If market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Board of Trustees. A price obtained from a pricing service based on such pricing service’s valuation matrix may be used to fair value a security. In light of the nature of the Fund’s proposed investments, the Fund anticipates fair valuing a substantial portion of its portfolio holdings pursuant to this matrix pricing approach. SEIGFS may use various pricing services or discontinue the use of any pricing service.
The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by the Adviser as investment adviser. Any use of fair value prices, current market valuations or exchange rates different from the prices and rates used by the Index Providers may adversely affect the Fund’s ability to track its underlying index.
DIVIDENDS AND DISTRIBUTIONS
GENERAL POLICIES
Dividends from net investment income, including any net foreign currency gains, are declared and paid at least annually and any net realized securities gains are distributed at least annually. To improve tracking error or comply with the distribution requirements of the Internal Revenue Code of 1986, dividends may be declared and paid more frequently than annually for certain Funds. Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a registered investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.
Dividends and other distributions of shares are distributed on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.
DIVIDEND REINVESTMENT SERVICE
No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the same Fund purchased in the secondary market.
OTHER INFORMATION
INDEPENDENT TRUSTEE COUNSEL
K&L Gates LLP, with offices at 1601 K Street, NW, Washington, DC 20006-1600, is counsel to the Global X Funds ("Trust") and the Trust's Independent Trustees.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP serves as the independent registered public accounting firm of the Trust, audits the Fund’s financial statements and may perform other services.

SECURITIES LENDING AGENT
Citibank, N.A. (“Citi”) acts as the securities lending agent for certain of the Trust's portfolios. In its capacity as securities lending agent, Citi, among other things, enters into and maintains securities loan agreements with borrowers, negotiates fees with borrowers, delivers securities to borrowers, receives collateral from borrowers in connection with the loan, holds and safekeeps the collateral on behalf of the Trust portfolios and invests the cash collateral in accordance with the Adviser's instructions.
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
As of the date of this SAI, no entity beneficially owned any voting securities of the Fund.
ADDITIONAL INFORMATION
The Prospectus and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act with respect to the securities offered by the Trust’s Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.
Statements contained in the Prospectus or in this SAI as to the contents of any contract or other documents referred to are not necessarily complete, and in the instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part, the such statement being qualified in all respects by such reference.

APPENDIX A

The Fund generally intends to effect deliveries of Creation Units and portfolio securities on a basis of “T” plus three business days. The Fund may effect deliveries of Creation Units and portfolio securities on a basis other than T plus three to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three business days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days in certain circumstances.

The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

The dates of the Regular Holidays in calendar year 2014 are:

China:
January 1	February 5	May 5	October 1
January 20	February 6	May 6	October 2
January 30	February 7	May 7	October 3
January 31	February 17	May 26	October 6
February 3	May 1	July 4	October 7
February 4	May 2	September 1	October 13

Hong Kong:
January 1	May 1	September 9	December 26
February 3	May 6	October 1
April 18	June 2	October 2
April 21	July 1	December 25

The dates of the Regular Holidays in calendar year 2015 are:

China:
January 1	February 20	May 1	October 2
January 2	February 23	June 20	October 5
February 18	February 24	September 27	October 6
February 19	April 6	October 1	October 7

Hong Kong:
January 1	April 6	July 1	December 25
February 19	April 7	September 28	December 26
February 20	May 1	October 1
April 3	May 25	October 21